Exhibit 99.(c)(7)

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Stock Price Performance - May 12, 2004 - May 13, 2005
August 27, 2004
Announces that the Company has decided to delay shipping its Fluvirin shots until October due to possible contamination
October 5, 2004
Announces that manufacturing license in the U.K. has been suspended for 3 months. Also lowers 2004 net income forecast as a result of the suspension
January 2, 2005
Announces 4th quarter EPS of ($0.04), underperforming First Call consensus estimate by $0.14
March 2, 2005
Announces that suspension for manufacturing Fluvirin has been lifted
October 20, 2004
Announces 3rd quarter EPS of $0.26, exceeding First Call consensus estimate by $0.20
July 21, 2004
Announces 2nd quarter EPS of $0.25, exceeding First Call consensus estimate by $0.01
Share Price
$49
$47
$45
$43
$41
$39
$37
$35
$33
$31
$29
42,000
36,000
30,000
24,000
18,000
12,000
6,000
0
Volume in Thousands
5/12/04
6/23/04
8/3/04
9/13/04
10/21/04
12/1/04
1/11/05
2/22/05
4/4/05
5/12/05
Volume
Heron

8

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Stock Price Performance - January 1, 2004 - May 13, 2005

Indexed Prices
120
110
100
90
80
70
60
50
40
1/1/04
2/26/04
4/22/04
6/17/04
8/12/04
10/7/04
12/2/04
1/27/05
3/24/05
Up 6.4% on the day Heron announced the Fluvirin suspension had been lifted
Heron
Large Pharma
NASDAQ Composite Index
Large Cap Biotech
AMEX Biotechnology Index
Large Cap Biotech (Excl. DNA)

As of 05/13/05.

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Current Trading Level: $35.44
Volume Traded
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
22.2%
108,449,920
26.8%
131,273,096
19.9%
97,476,952
0.0%
0
23.9%
116,713,744
7.2%
35,390,312
$30.00 - $33.00
$33.00 - $36.00
$36.00 - $39.00
$39.00 - $42.00
$42.00 - $45.00
$45.00 - $48.00

10

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2006 P/E Multiples
MEDI NM
DNA 46.1x
GENZ 24.8x
GILD 24.3x
BIIB 21.2x
BMY 19.3x
AMGN 18.8x
Heron 18.7x
LLY 18.7x
JNJ 17.8x
ABT 17.8x
NVS 16.0x
GSK 15.7x
AZN 15.2x
WYE 14.7x
MRK 13.9x
SNY 13.7x
PFE 12.9x
Heron trades at a P/E below all of its Biotech Peers, but above the average Pharma P/E
Average (Excl. MEDI & Heron): 19.4x

2006 P/E/G Multiples
LTGR
4.9% BMY NM
3.8% MRK 3.66x
25.0% MEDI 2.15x
7.5% GSK 2.09x
7.8% WYE 1.89x
10.1% ABT 1.76x
10.8% LLY 1.73x
9.7% NVS 1.65x
11.4% JNJ 1.56x
16.1% GENZ 1.54x
8.5% PFE 1.52x
30.6% DNA 1.51x
15.0% BIIB 1.42x
10.3% SNY 1.33x
12.8% AZN 1.18x
21.7% GILD 1.12x
17.1% AMGN 1.10x
17.3% Heron 1.08x
However, Heron trades at the lowest P/E/G in its group, indicating investors' concerns over Heron's ability to meet longer-term growth expectations
Average (Excl. BMY, Heron, & MRK): 1.57x

Represents Large Cap Pharma (red) | Represents Large Cap Biotech (yellow)

12

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NTM Forward P/E Since 01/01/03

46.6x
41.6x
36.6x
31.6x
26.6x
21.6x
16.6x
1/1/03
5/21/03
10/8/03
2/25/04
7/14/04
12/1/04
4/20/05
Heron
Large Cap Biotech
Large Cap Biotech (Excl. MEDI & DNA)

NTM Forward P/E/G Since 01/01/03

1.96x
1.86x
1.76x
1.66x
1.56x
1.46x
1.36x
1.26x
1.16x
1.06x
1/1/03
5/21/03
10/8/03
2/25/04
7/14/04
12/1/04
4/20/05
Heron
Large Cap Biotech
Large Cap Biotech (Excl. MEDI & DNA)

13

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Revenue Comparison - BioPharma Segment

Revised Forecast vs. 2004 LRP

Revenue Comparison – BioPharma Segment
Revised Forecast vs. 2004 LRP
Revised Forecast 2005 – 2015 CAGR: 11.3%
Revised Forecast 2005 – 2014 CAGR: 12.2%
2004 LRP 2005 – 2014 CAGR: 10.5%
2,000.0
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
0.0
615.4
628.1
674.7
679.3
727.2
760.0
862.5
1,109.3
1,021.8
1,285.7
1,180.0
1,421.5
1,353.9
1,557.5
1,420.4
1,624.4
1,452.2
1,687.3
1,505.3
1,764.5
1,837.2
2004 LRP
Revised Forecast
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 (1)
Growth (%) 4 6 10 8 8 12 19 46 18 16 15 11 15 10 5 4 2 4 4 5 4
Proleukin
TOBI
Betaseron
TFPI
258
12.12
TIP
CIS
Other (2)
Per 2005 Budget (3)

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Operating Income Comparison - BioPharma Segment [1]

Revised Forecast vs. 2004 LRP

Operating Income Comparison – BioPharma Segment

$MM

700.0
600.0
500.0
400.0
300.0
200.0
100.0
0.0
20.3
27.0
19.7
14.3
7.8
36.0
59.5
306.1
102.5
379.1
174.1
442.7
231.1
483.5
241.4
505.6
240.1
522.4
250.1
549.1
562.4
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 (2)
2004 LRP
Revised Forecast

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Margin (%)	3.3 4.3	2.9 2.1	1.1 4.7	6.9 27.6	10.0 29.5	14.8 31.1	17.1 31.0	17.0 31.1	16.5 31.0	16.6 31.1	30.6
Revised Forecast TFPI Contribution ($MM)	(52.1)	(30.9)	(61.8)	174.7	277.9	364.6	449.5	467.1	472.3	477.7	483.0

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Revenue Comparison - Vaccines Segment

Revised Forecast vs. 2004 LRP

2015 Revenue Breakdown

Revised Forecast

Revenue Comparison – Vaccines Segment
Revised Forecast vs. 2004 LRP
Revised Forecast 2005 – 2015 CAGR: 5.3%
Revised Forecast 2005 – 2014 CAGR: 7.0%
2004 LRP 2005 – 2014 CAGR: 2.9%
2,000.0
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
0.0
993.8
773.7
1,129.1
921.8
1,275.4
999.7
1,401.0
1,091.5
1,569.2
1,335.9
1,534.4
1,578.1
1,533.5
1,708.4
1,429.4
1,710.2
1,375.1
1,474.1
1,282.9
1,425.6
1,292.7
2004 LRP
Revised Forecast
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 (1)
Growth (%)
16 NM
14 19
13 8
10 9
12 22
(2) 18
0 8
(7) 0
(4) (14)
(7) (3)
(9)
Egg Flu
Men ABCYW
Other Products (2)
HCV Therapeutic
Men B NZ
HCV Prophylactic
WW Flu Cell Culture
Per 2005 Budget (3)
Men B

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Operating Income Comparison - Vaccines Segment (1)

Revised Forecast vs. 2004 LRP

Operating Income Comparison – Vaccines Segment
$MM
700.0
600.0
500.0
400.0
300.0
200.0
100.0
0.0
235.1
74.9
257.3
159.8
286.3
218.7
351.1
255.9
433.6
377.5
513.7
554.6
519
629.4
427.5
622.3
408
464.1
346
425.5
466.4
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 (2)
Margin (%) 23.7 9.7 22.8 17.3 22.4 21.9 25.1 23.4 27.6 28.3 33.5 35.1 33.8 36.8 29.9 36.4 29.7 31.5 27.0 29.8 36.1
2004 LRP
Revised Forecast

23

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Revenue Comparison - Blood Testing Segment

Revised Forecast vs. 2004 LRP

Revenue Comparison – Blood Testing Segment
Revised Forecast vs. 2004 LRP
Revised Forecast 2005 – 2015 CAGR: 7.5%
Revised Forecast 2005 – 2014 CAGR: 8.0%
2004 LRP 2005 – 2014 CAGR: 9.6%
1,200.0
1,000.0
800.0
600.0
400.0
200.0
0.0
514.8
535.5
611.3
608.6
721.5
700.8
855.6
781.5
989.3
886.8
1,025.4
918.6
1,097.1
998.4
1,118.6
1,008.2
1,142.3
1,042.5
1,174.3
1,077.7
1,110.2
2004 LRP
Revised Forecast
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 (1)
Growth (%)
5 9
19 14
18 15
19 12
16 14
4 4
7 9
2 1
2 3
3 3
3
Duplex
Blood Type Conversion
dHBV
Prion
Ultrio
Next Generation NAT
WNV
Other NAT
Existing Products
Total Ortho
Bacterial Detection
Per 2005 Budget (2)
Parvo

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Operating Income Comparison - Blood Testing Segment [(1)]

Revised Forecast vs. 2004 LRP

Operating Income Comparison – Blood Testing Segment
$MM
600.0
500.0
400.0
300.0
200.0
100.0
0.0
260.1
275.0
275.7
301.2
315.6
338.6
369.2
386.1
418.4
430.0
411.5
404.2
453.1
430.8
479.4
425.8
494.4
429.1
509.5
432.7
435.8
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 (2)
Margin (%) 50.5 51.3 45.1 49.5 43.7 48.3 43.2 49.4 42.3 48.5 40.1 44.0 41.3 43.1 42.9 42.2 43.3 41.2 43.4 40.1 39.2
2004 LRP
Revised Forecast

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Heron - Operating Income Analysis

Operating Income (excludes Corporate & Other)

($ in millions)

2006
$475MM

Ortho $115
Total BioPharma (1) $14
Total Vx (2) $160
NAT $186
24%
3%
34%
39%

Operating Margins

2009
$1,186MM (3)

Ortho $108
Proleukin $83
TOBI $103
Betaseron $85
TFPI $278
NAT $322
Vx (Remaining) $174
Cell Culture $23
Egg Flu $180
9%
7%
9%
7%
23%
15%
2%
15%
15%
24%

Operating Margins

2012
$1,554MM (4)

Ortho $97
Proleukin $80
TOBI $58
Betaseron $76
TFPI $467
NAT $329
Vx (Remaining) $393
Cell Culture $89
Egg Flu $141
6%
4%
21%
30%
25%
6%
9%

Operating Margins

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Discounted Cash Flow Sensitivity Analysis

Deviation from Midpoint Valuation (1)

$

Overall Company
% from Base Value ($41.85)
Discount Rate -/+1.0% (Base 12.0%)
(4.81)
6.03
(11.5)% – 14.4%
Perpetual Growth Rate -/+1.0% (Base 3.0%)
(2.21)
2.76
(5.3)% – 6.6%
Portfolio
TFPI Probability 0% – 100%
Current: 57%
(11.65)
8.79
(27.8)% – 21.0%
Vary TFPI Penetration
(U.S. and Europe) by 50%
(5.86)
5.86
(14.0)% – 14.0%
Egg Flu Probability 0%
(3.79)
0.00
(9.1)% – 0.0%
Flu Cell Culture Probability 0% – 100%
Current: U.S. – 30%; Europe – 75%
(3.13)
4.76
(7.5)% – 11.4%
Increase U.S. FCC POS to 60%
0.00
1.87
0.0% – 4.5%
Flu Cell Culture Probability 0% with Increase
in Egg Flu Penetration
(1.53)
0.00
(3.7)% – 0.0%
Delay Next Generation NAT Launch
Two Years
(1.27)
0.00
(3.0)% – 0.0%
(15.00)
(10.00)
(5.00)
0.00
5.00
10.00
15.00

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Heron Sum of the Parts Analysis

Perpetual Growth Methodology (1)

Sum-of-the-Parts Valuation
$
60.00
50.00
40.00
30.00
20.00
10.00
0.00
11.10
12.71
13.89
3.20
(0.40)
40.51
(5.07)
35.44
BioPharma(3)
Vaccines(3)
Blood Testing(3)
Corporate Royalties(3)
Net Debt
Total Sum of the Parts Value
Difference Between Sum of the Parts and Market
Market Value(2)

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Illustrative Future Trading

Illustrative Share Price - Assumes a Constant P/E of 18x
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$90
Future Value
$78
$63
$56
$58
PV @ 12%
$50
$44
$45
$44
PV @ 20%
$39
$40
$40
$37
PV @ 25%
$35
$32
$31
$38
$34
$31
$30
$46
$46
Future Value
$36
$32
$29
$33
PV @ 12%
$27
PV @ 20%
PV @ 25%
$24
Current Price:
$35.44
1 Year
2 Years
3 Years
4 Years
1 Year
2 Years
3 Years
4 Years
Consolidated Revised Forecast
Street

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4. Review of Strategic Alternatives

Restructuring of Heron

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Sale of Vaccines:

NewCo Revenues

($ in millions)

2005
$1,277MM
Corp
$113
42%
49%
Blood Testing
$536
BioPharma
$628
2008
$1,990MM
Corp
39%
56%
Blood Testing
$782
BioPharma
$1,109
2013
$2,821MM
Corp
37%
60%
Blood Testing
$1,042
BioPharma
$1,687

NewCo Operating Income

($ in millions)

2005
$288MM
Corp
$69
24%
BioPharma
($17)
82%
Blood Testing
$237
2008
$671MM
Corp
$61
38%
52%
BioPharma
$258
Blood Testing
$352
2013
$901MM
Corp
$50
43%
51%
BioPharma
$460
Blood Testing
$391

($ in millions)

Heron Consolidated Revenues / EBIT

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Sale of Vaccines:

NewCo Would Remain in High Growth, High Margin Businesses

2005 Gross Margin
65% status quo
88% 87% 83% 82% 79% 78% 78% 75% 74% 69% 69% 58%
CEPH GILD BIIB AGN CYTC GENZ FRX GPRO NewCo MEDI BSTE DP

2005 Operating Margin
17% status quo
58% 40% 38% 38% 33% 27% 27% 24% 23% 22% 20% 6%
GILD BIIB CYTC FRX GPRO BSTE AGN GENZ NewCo DP CEPH MEDI

2005 – 2008 Revenue Growth
15% status quo
16% 13% 10% 9% 7% 6% 6% 5% 5% 4%
Not Available
NewCo GILD CYTC BIIB AGN CEPH FRX DP GENZ MEDI GPRO BSTE

2005 – 2008 EPS Growth
34% status quo
31% 28% 21% 20% 19% 18% 15% 14% 13% 13%
Not Available
MEDI NewCo CYTC BIIB AGN GILD CEPH FRX GENZ DP GPRO BSTE

Source: Individual Wall Street Research Reports and Heron Management

Represents Diagnostics   Represents Biotech

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Illustrative Future Trading

Illustrative Share Price - Assumes a Constant P/E of 18x
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
Future Value
PV @ 12%
PV @ 20%
PV @ 25%
$39
$35
$32
$31
$63
$50
$44
$40
$78
$56
$45
$40
$90
$58
$44
$37
$40
$36
$33
$32
$75
$60
$52
$48
$87
$62
$51
$45
$88
$56
$42
$36
Current Price: $35.44
1 Year
2 Years
3 Years
4 Years
1 Year
2 Years
3 Years
4 Years
Consolidated Revised Forecast
NewCo (Assuming Sale of Vaccines for $2,747MM) (1)

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BioPharma Segment P&L

Revised Forecast

BioPharma PROJECT HERON P&L $MM	POS	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
REVENUE (Pos-Adj)												
Proleukin	100%	133.0	143.0	131.0	134.0	145.0	130.0	124.2	113.6	107.6	98.4	90.3
TOBI	100%	220.7	229.2	239.3	173.7	137.0	94.2	83.3	80.9	79.0	77.4	74.6
Betaseron	100%	141.7	177.8	171.7	174.3	188.2	200.6	191.1	180.0	170.3	167.0	163.8
TFPI	37%	0.0	0.0	0.0	248.8	409.7	322.2	434.9	450.7	438.1	445.3	475.0
238	13%	0.0	0.0	0.0	0.0	0.0	3.9	12.3	33.9	34.3	67.3	78.3
12 22	17%	0.0	0.0	0.0	0.0	0.0	0.0	8.9	30.2	40.6	84.3	93.2
TIP	73%	0.0	0.0	0.0	71.9	120.0	170.7	192.0	203.1	220.4	234.7	234.6
CSI	80%	1.3	20.8	64.6	102.7	119.1	123.1	122.7	121.0	119.3	118.7	118.6
Other Products		64.0	42.6	88.9	112.3	142.9	143.6	174.2	194.1	204.2	239.1	275.2
Net Product Sales		547.9	633.0	715.6	1,061.8	1,261.8	1,410.2	1,546.3	1,613.1	1,675.9	1,752.9	1,825.7
Joint Business		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Collaboration Agreements		1.2	1.3	1.5	2.0	1.8	1.8	1.8	1.8	1.8	1.8	1.8
Royalties		37.1	35.6	33.3	34.3	21.8	9.2	9.1	9.2	9.4	9.3	9.3
Other Revenue		21.9	9.2	9.6	9.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
TOTAL BioPharma REVENUE (Pos-Adj)		628.1	679.2	760.0	1,109.2	1,285.7	1,421.5	1,557.5	1,624.4	1,687.2	1,764.5	1,837.2
% Growth		6.7%	8.1%	11.9%	46.0%	15.9%	10.6%	9.6%	4.3%	3.9%	4.6%	4.1%
TOTAL BioPharma COGS (Pos-Adj)		152.5	181.9	188.3	259.8	318.9	362.4	390.1	398.9	420.2	438.9	458.9
% Growth			19.3%	3.5%	37.9%	22.8%	13.6%	7.7%	2.2%	5.4%	4.4%	4.6%
TOTAL BioPharma GROSS PROFIT (Pos-Adj)		475.6	497.4	571.6	849.5	966.8	1,059.1	1,167.3	1,225.5	1,267.0	1,325.6	1,378.3
% Margin		75.7%	73.2%	75.2%	76.6%	75.2%	74.5%	75.0%	75.4%	75.1%	75.1%	75.0%
TOTAL BioPharma Research & Development (Pos-Adj)		268.5	284.7	299.8	307.0	334.5	351.0	402.2	426.2	435.0	450.3	465.1
% Margin		42.7%	41.9%	39.4%	27.7%	26.0%	24.7%	25.8%	26.2%	25.8%	25.5%	25.4%
% Growth			6.0%	5.3%	2.4%	9.0%	4.9%	14.6%	6.0%	2.1%	3.5%	3.3%
TOTAL BioPharma S&M (Pos-Adj)		144.3	153.7	189.5	180.0	198.2	203.1	212.4	220.5	232.2	245.3	265.0
% Margin		23.0%	22.6%	24.9%	16.2%	15.4%	14.3%	13.6%	13.6%	13.8%	13.9%	14.4%
% Growth			6.5%	23.2%	-5.0%	10.1%	2.5%	4.6%	3.8%	5.3%	5.7%	8.0%
TOTAL BioPharma G&A (Pos-Adj)		29.7	31.7	33.1	48.0	54.9	62.1	69.0	73.0	77.3	80.8	84.6
% Margin		4.7%	4.7%	4.4%	4.3%	4.3%	4.4%	4.4%	4.5%	4.6%	4.6%	4.6%
% Growth			7.0%	4.3%	45.0%	14.3%	13.1%	11.1%	5.9%	5.8%	4.5%	4.7%
Other Operating Expenses		6.1	12.9	13.3	8.5	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Biopharma Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
TOTAL BioPharma OPERATING EXPENSES		448.6	483.0	535.6	543.4	587.7	616.4	683.8	719.9	744.6	776.6	815.9
TOTAL BioPharma EXPENSES		601.1	664.9	724.0	803.2	906.6	978.8	1,073.9	1,118.8	1,164.9	1,215.5	1,274.8
BioPharma OPERATING INCOME (LOSS)		27.0	14.3	36.0	306.1	379.1	442.7	483.5	505.6	522.4	549.1	562.4
% Margin		4.3%	2.1%	4.7%	27.6%	29.5%	31.1%	31.0%	31.1%	31.0%	31.1%	30.6%
% Growth			-46.9%	150.7%	751.0%	23.8%	16.8%	9.2%	4.6%	3.3%	5.1%	2.4%

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Vaccines Segment P&L

Revised Forecast

Vaccines
PROJECT HERON P&L
$MM

	POS	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
REVENUE (Pre-Adj.)												
Egg Flu	100%	0.0	364.5	389.7	434.8	394.3	416.0	398.3	474.9	394.0	234.6	80.1
WW Flu Cell Culture	30% US / 75% EU	0.0	0.0	0.0	0.0	92.7	123.3	130.3	209.8	233.6	324.6	397.0
MenB NZ	100%	20.2	3.0	2.6	2.6	2.6	2.6	2.6	2.6	2.6	2.6	2.6
MenB EU	25%	0.0	0.0	0.0	0.0	31.9	100.4	8.1	6.6	3.7	6.9	4.2
MenB US	25%	0.0	0.0	0.0	0.0	149.6	274.0	32.9	34.3	19.3	14.6	16.3
MenABCYW	15%	0.0	0.0	0.0	0.0	0.0	0.0	477.9	483.7	283.6	248.6	213.2
MenABCYW-HIB	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
HCV Therapeutic	11%	0.0	0.0	0.0	0.0	0.0	0.0	0.0	34.2	40.5	43.6	66.6
HCV Prophylactic	19%	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.6	17.0	43.8	42.5
Other Product		800.1	334.6	390.1	413.3	429.8	442.1	414.6	413.0	412.5	413.1	420.2
Net Product Sales		749.8	906.0	982.2	1,074.5	1,320.7	1,560.3	1,686.7	1,689.5	1,448.4	1,399.8	1,262.6
Collaboration Agreements		4.2	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Royalties		4.6	3.9	3.8	2.9	1.6	1.4	1.0	0.0	0.0	0.0	0.0
Other Income		12.6	12.1	13.1	14.1	13.9	16.6	20.8	20.8	23.8	23.8	30.2
Other Revenues		23.9	15.9	17.5	17.0	15.2	17.7	21.8	20.8	25.8	25.8	30.2
TOTAL VACCINES REVENUE (Pre-Adj)		773.7	921.9	999.7	1,091.5	1,335.9	1,578.1	1,708.4	1,710.2	1,474.1	1,425.6	1,292.7
% Growth			*19.2%*	*8.4%*	*9.2%*	*22.4%*	*18.1%*	*8.3%*	*0.1%*	*-13.8%*	*-3.3%*	*-9.3%*
TOTAL VACCINES COGS (Pre-Adj)		389.8	443.5	452.0	475.0	545.9	575.9	599.5	611.3	594.0	598.2	459.3
% Margin		*50.4%*	*48.1%*	*45.2%*	*43.5%*	*40.9%*	*36.5%*	*35.1%*	*35.7%*	*40.3%*	*42.0%*	*35.5%*
% Growth			*13.8%*	*1.9%*	*5.1%*	*14.9%*	*5.5%*	*4.1%*	*2.0%*	*-2.8%*	*0.7%*	*-23.2%*
TOTAL VACCINES GROSS PROFIT (Pre-Adj.)		383.9	478.4	547.7	616.5	790.0	1,002.2	1,108.9	1,098.9	880.1	827.4	833.5
% Margin		49.6%	51.9%	54.8%	56.5%	59.2%	63.5%	64.9%	64.3%	59.7%	58.0%	64.5%
TOTAL VACCINES Research & Development (Pre-Adj)		141.6	150.1	151.5	159.8	169.0	170.2	165.0	167.3	150.8	147.1	136.3
R&D as % of Total Revenue		*18.3%*	*16.3%*	*15.2%*	*14.6%*	*12.6%*	*10.8%*	*9.7%*	*9.8%*	*10.2%*	*10.3%*	*10.5%*
% Growth			*6.0%*	*0.9%*	*3.0%*	*6.2%*	*0.7%*	*-3.1%*	*1.4%*	*-9.9%*	*-2.5%*	*-7.3%*
TOTAL VACCINES S&M (Pre-Adj)		111.7	110.9	114.9	130.1	159.8	182.7	206.5	197.8	169.5	163.9	147.8
S&M as % of Product Sales		*14.9%*	*12.2%*	*11.7%*	*12.4%*	*12.1%*	*11.7%*	*12.2%*	*11.7%*	*11.7%*	*11.7%*	*11.7%*
% Growth			*-0.7%*	*3.6%*	*13.8%*	*20.1%*	*14.4%*	*13.0%*	*-4.2%*	*-14.3%*	*-3.4%*	*-9.8%*
TOTAL VACCINES G&A (Pre-Adj)		53.9	57.3	62.4	68.4	83.7	94.7	108.0	111.5	95.6	90.9	82.9
G&A as % Total Revenue		*7.0%*	*6.2%*	*6.2%*	*6.3%*	*6.2%*	*6.0%*	*6.3%*	*6.5%*	*6.5%*	*6.4%*	*6.4%*
% Growth			*6.3%*	*8.9%*	*9.5%*	*22.4%*	*13.2%*	*14.1%*	*3.2%*	*-14.2%*	*-4.9%*	*-8.8%*
Other Operating Expenses		1.8	0.2	0.2	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0
Vaccines Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
TOTAL VACCINES OPERATING EXPENSES		309.0	318.6	329.0	360.5	412.5	447.7	479.5	476.6	416.0	401.9	367.0
TOTAL VACCINES EXPENSES		698.8	762.1	781.0	835.6	958.4	1,023.5	1,079.0	1,087.9	1,010.0	1,000.1	826.3
VACCINES OPERATING INCOME (LOSS)		74.9	159.8	218.7	255.9	377.5	554.6	629.4	622.3	464.1	425.5	466.4
% Margin		*9.7%*	*17.3%*	*21.9%*	*23.4%*	*28.3%*	*35.1%*	*36.8%*	*36.4%*	*31.5%*	*29.8%*	*36.1%*
% Growth			*113.2%*	*36.8%*	*17.0%*	*47.5%*	*46.9%*	*13.5%*	*-1.1%*	*-25.4%*	*-8.3%*	*9.6%*

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Blood Testing Segment P&L

Revised Forecast

BLOOD TESTING
PROJECT HERON P&L
$MM

	PCG	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
REVENUE (Pounds£)												
NAT												
Current Products												
[illegible]	100%	183.8	39.2	23.9	28.6	21.6	23.1	20.6	18.2	13.7	13.2	10.8
[illegible]	100%	2.0	1.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
[illegible]	100%	49.6	320.0	393.3	380.7	387.6	393.8	318.6	271.8	231.1	190.9	151.3
[illegible]	100%	39.3	43.3	37.6	37.6	37.6	33.7	48.0	42.2	38.1	30.8	28.1
Total Current Products Revenue		274.6	352.8	435.9	452.9	455.5	436.5	385.9	332.1	283.4	234.9	187.3
New Products												
Blood Type [illegible]	33%	0.0	0.0	0.0	12.7	33.2	61.9	81.7	99.6	111.9	116.3	117.3
[illegible]	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
[illegible]	33%	0.0	0.0	0.3	3.0	17.2	11.8	10.5	9.1	7.3	6.6	5.1
[illegible]	50%	0.0	0.0	37.1	62.8	74.1	83.7	90.3	89.6	90.6	90.6	90.6
[illegible] NAT	100%	0.0	0.0	0.0	0.0	74.1	173.2	237.2	300.8	381.7	465.0	540.1
Total New Products Revenue		0.0	0.0	38.9	84.3	194.5	290.5	420.0	498.5	592.1	678.3	758.9
Total [illegible] & Service Revenue		13.2	39.2	16.3	19.1	17.8	9.6	8.3	7.7	6.8	6.0	6.3
Other Plasma Sales		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total NAT Product Revenue		287.8	398.6	489.3	558.8	674.9	736.5	835.1	845.5	883.3	919.0	932.9
Plasma Royalties ([illegible])		11.3	11.0	11.0	18.8	8.3	6.6	6.0	6.0	6.0	6.0	6.0
Whole Blood and Plasma Royalties ([illegible])		61.6	34.6	30.2	46.0	50.8	18.8	18.8	18.9	18.9	19.0	19.1
Total NAT Royalty Revenue		72.9	65.6	58.8	64.8	58.1	25.4	24.8	24.9	24.9	25.0	25.1
Grants for R&D ([illegible])		1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
TOTAL NAT REVENUE		358.7	437.4	538.3	624.0	741.0	773.0	859.9	871.4	908.1	945.0	970.8
% Growth			26.1%	20.6%	12.0%	16.9%	4.9%	10.8%	1.3%	4.1%	4.0%	2.6%
ORTHO JOINT BUSINESS												
Product Sales		28.0	28.3	28.3	30.8	27.1	27.3	27.6	27.9	28.2	28.4	28.7
[illegible] (Royalty)		5.0	5.0	5.0	5.0	5.0	2.5	0.0	0.0	0.0	0.0	0.0
[illegible] Products		10.0	10.1	10.2	10.3	10.4	10.5	10.6	10.7	10.8	10.9	11.0
[illegible] Profits		112.0	109.8	107.6	108.4	107.3	101.2	99.2	97.2	95.3	93.6	91.3
TOTAL ORTHO REVENUE		155.0	153.2	149.3	147.5	145.8	141.0	137.4	133.8	134.3	132.8	130.3
TOTAL BLOOD TESTING REVENUE		533.3	588.5	700.8	788.3	888.8	918.0	998.4	1,005.2	1,042.3	1,077.7	1,110.2
% Growth		9.4%	12.6%	12.2%	11.2%	12.3%	3.6%	8.7%	1.0%	3.4%	3.4%	3.0%
TOTAL BLOOD TESTING COGS		182.0	215.1	253.8	295.4	345.1	388.5	435.0	447.1	478.5	495.7	510.7
% Growth			22.7%	17.2%	12.4%	17.4%	11.6%	11.9%	2.8%	3.2%	3.2%	4.8%
TOTAL BLOOD TESTING GROSS PROFIT (Pounds£)		353.3	380.3	437.8	483.1	538.7	536.0	553.4	558.1	576.0	588.2	599.5
% Margin		66.0%	63.0%	62.4%	62.1%	60.7%	57.7%	56.4%	55.5%	54.8%	53.5%	53.1%
TOTAL BLOOD TESTING R&D		38.5	30.1	44.6	38.1	40.3	53.7	57.5	58.1	59.5	58.9	62.7
% Margin		2.9%	3.3%	6.4%	4.9%	4.5%	2.8%	2.8%	2.8%	2.7%	2.7%	2.6%
% Growth			2.0%	29.0%	-16.4%	2.4%	22.2%	7.1%	1.2%	2.0%	3.2%	1.3%
TOTAL BLOOD TESTING S&M		48.9	45.1	48.7	55.3	61.8	65.8	68.8	73.5	74.9	78.1	80.4
% Margin		7.8%	7.4%	6.9%	7.1%	7.1%	7.2%	6.9%	7.0%	7.2%	7.2%	7.2%
% Growth			7.8%	7.7%	13.6%	12.3%	2.1%	4.1%	2.1%	6.2%	3.7%	3.2%
TOTAL BLOOD TESTING G&A		3.8	4.0	3.2	3.4	3.7	5.8	6.3	6.8	7.0	7.3	7.7
% Margin		0.7%	0.8%	0.7%	0.7%	0.6%	0.7%	0.6%	0.7%	0.7%	0.7%	0.7%
% Growth			-2.8%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Blood Testing Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
TOTAL OPERATING EXPENSES		78.5	82.1	98.5	98.9	108.8	113.8	131.5	135.3	148.2	148.6	153.7
TOTAL EXPENSES		260.5	297.5	352.3	392.4	453.8	384.4	557.5	582.4	583.3	545.0	576.3
BLOOD TESTING OPERATING INCOME (LOSS)		273.0	308.2	338.5	385.4	420.0	494.1	420.8	423.8	475.1	431.7	430.8
% Margin		51.2%	49.2%	48.2%	49.4%	48.3%	46.0%	43.1%	42.2%	41.2%	40.1%	39.2%
% Growth			9.2%	12.4%	16.1%	11.4%	-6.0%	0.0%	-1.2%	0.8%	0.8%	0.7%

50

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Weighted Average Cost of Capital

($MM)

Company	Stock Price 5/13/06	FD Capitalization (1) Equity	Equity %	Debt	Debt %	Beta (2) Equity	Asset (3)	Cost of (4) Equity	Asset	Current WACC (4)(5)	WACC Assuming Varying Levels of Debt/Total Cap (4)(6) 0.0%	10.0%	20.0%
Heron	$35.44	$6,439	85.8%	$1,105	14.2%	1.247	1.126	13.4%	12.5%	12.0%	12.5%	12.2%	11.9%
BioTech													
Allergan Inc	$96.58	$10,492	94.8%	$577	5.2%	0.812	0.784	10.2%	10.0%	9.9%	10.0%	9.8%	9.6%
Biogen Idec Inc	38.90	14,013	94.9%	752	5.1%	2.046	1.977	19.1%	18.6%	18.4%	18.6%	18.1%	17.6%
Celgene Corp	37.00	6,732	94.4%	400	5.6%	1.497	1.441	15.2%	14.8%	14.5%	14.8%	14.4%	14.0%
Cephalon Inc	44.13	2,599	66.9%	1,288	33.1%	1.278	0.967	13.6%	11.4%	10.4%	11.4%	11.1%	10.8%
Elan Corp Plc -Adr	7.28	2,931	54.8%	2,417	45.2%	2.432	1.583	21.9%	15.8%	13.8%	15.8%	15.4%	15.0%
Forest Laboratories -Cl A	36.91	13,206	100.0%	0	0.0%	1.303	1.303	13.8%	13.8%	13.8%	13.8%	13.4%	13.1%
Genzyme Corp	64.47	17,065	94.8%	941	5.2%	1.161	1.121	12.8%	12.5%	12.7%	12.5%	12.1%	11.9%
Gilead Sciences Inc	38.80	18,566	100.0%	0	0.0%	1.233	1.233	13.3%	13.3%	13.3%	13.3%	12.9%	12.6%
MedImmune Inc	25.90	6,484	92.8%	506	7.2%	1.206	1.167	13.1%	12.7%	12.4%	12.7%	12.3%	12.0%
Millennium Pharmaceuticals	8.89	2,753	93.4%	193	6.6%	1.962	1.867	18.4%	17.8%	17.6%	17.8%	17.3%	16.9%
Serono SA -Adr	15.84	9,683	93.5%	676	6.5%	1.079	1.032	12.2%	11.8%	11.6%	11.8%	11.5%	11.3%
Median			94.4%		5.6%	1.278	1.233	13.6%	13.3%	13.3%	13.3%	12.9%	12.6%
Mean			89.1%		10.9%	1.454	1.314	14.9%	13.9%	13.4%	13.9%	13.5%	13.2%
BioPharma & Blood Testing													
Johnson & Johnson	$57.10	$224,680	98.8%	$2,777	1.2%	0.612	0.607	8.8%	8.8%	8.7%	8.8%	8.6%	8.4%
Abbott Laboratories	43.76	76,672	91.4%	7,176	8.6%	0.608	0.573	8.8%	8.5%	8.4%	8.5%	8.3%	8.2%
Bayer Ag -Adr	32.89	24,021	64.5%	13,214	35.5%	0.844	0.622	10.5%	8.9%	8.1%	8.9%	8.7%	8.5%
Roche Holdings Ltd -Adr	59.60	104,147	90.3%	11,226	9.7%	0.686	0.641	9.3%	9.0%	8.8%	9.0%	8.8%	8.7%
Median			90.9%		9.1%	0.649	0.614	9.1%	8.8%	8.5%	8.8%	8.6%	8.5%
Mean			86.3%		13.7%	0.688	0.611	9.3%	8.8%	8.5%	8.8%	8.6%	8.5%
BioPharma & Vaccines													
GlaxoSmithKline Plc -Adr	$49.51	$145,453	91.9%	$12,758	8.1%	0.575	0.544	8.5%	8.3%	8.2%	8.3%	8.1%	8.0%
MedImmune Inc	25.90	6,484	92.8%	506	7.2%	1.206	1.167	13.1%	12.7%	12.4%	12.7%	12.3%	12.0%
Merck & Co	33.46	73,883	91.0%	7,270	9.0%	0.998	0.938	11.6%	11.1%	10.9%	11.1%	10.9%	10.6%
Sanofi-Aventis -Adr	44.17	125,193	85.2%	21,783	14.8%	0.640	0.575	9.0%	8.5%	8.2%	8.5%	8.4%	8.2%
Wyeth	44.28	59,700	87.3%	8,686	12.7%	0.809	0.739	10.2%	9.7%	9.4%	9.7%	9.5%	9.3%
Median			91.0%		9.0%	0.809	0.739	10.2%	9.7%	9.4%	9.7%	9.5%	9.3%
Mean			89.6%		10.4%	0.845	0.789	10.5%	10.1%	9.8%	10.1%	9.8%	9.6%
Large Cap Biotech													
Amgen Inc	$62.12	$80,173	97.3%	$2,198	2.7%	1.071	1.052	12.1%	12.0%	11.9%	12.0%	11.7%	11.4%
Biogen Idec Inc	38.90	14,013	94.9%	752	5.1%	2.046	1.977	19.1%	18.6%	18.4%	18.6%	18.1%	17.6%
Celgene Corp	37.00	6,732	94.4%	400	5.6%	1.497	1.441	15.2%	14.8%	14.5%	14.8%	14.4%	14.0%
Genentech Inc	72.70	80,590	99.4%	456	0.6%	1.627	1.621	16.1%	16.1%	16.0%	16.1%	15.6%	15.2%
Genzyme Corp	64.47	17,065	94.8%	941	5.2%	1.161	1.121	12.8%	12.5%	12.7%	12.5%	12.1%	11.9%
Gilead Sciences Inc	38.80	18,566	100.0%	0	0.0%	1.233	1.233	13.3%	13.3%	13.3%	13.3%	12.9%	12.6%
MedImmune Inc	25.90	6,484	92.8%	506	7.2%	1.206	1.167	13.1%	12.7%	12.4%	12.7%	12.3%	12.0%
Median			94.9%		5.1%	1.233	1.233	13.3%	13.3%	13.3%	13.3%	12.9%	12.6%
Mean			96.2%		3.8%	1.406	1.370	14.5%	14.3%	14.1%	14.3%	13.9%	13.5%
Overall Median			93.5%		6.5%	1.206x	1.121x	13.1%	12.5%	12.7%	12.5%	12.1%	11.9%
Overall Mean			90.6%		9.4%	1.215x	1.127x	13.1%	12.5%	12.2%	12.5%	12.2%	11.9%

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Project Heron

May 20, 2005

[LOGO]

Table of Contents

1.	Introduction

2.	Overview of Heron
	A.	Update on Heron Business Situation
	B.	Overview of Trading Performance

3.	Selected Financial Analysis

4.	Review of Strategic Alternatives

Appendix

1.  Introduction

Introduction

•                  CSFB and Morgan Stanley have been asked by Heron to review the Company's current financial and strategic position and advise the Company on its strategic alternatives

•                  CSFB and Morgan Stanley have had a long relationship with Heron and have developed a comprehensive understanding of the fundamentals of Heron's business

•                  Over the past 2 months, CSFB and Morgan Stanley have conducted several meetings with Heron management to receive an update on the Company's opportunities and challenges

•                  As a result of this strategic review and analysis, CSFB and Morgan Stanley believe that Heron is at an important juncture

•                  Furthermore, based on the Company's stock price performance, investors appear to be taking a “wait and see” approach towards Heron

•                  In this presentation, we will be reviewing:

•                  Heron's perception and valuation by the marketplace;

•                  A valuation analysis of Heron; and

•                  A review of Heron's actionable strategic alternatives

2.  Overview of Heron

A.  Update on Heron Business Situation

Heron Situation Analysis

•                  Heron has experienced some significant execution challenges in the last twelve months

•                  Liverpool facility manufacturing license suspension and process to re-license

•                  Restatement of financials

•                  Transition in business unit management positions

•                  Investors have taken a cautious stance towards Heron as they wait for complete resolution of Fluvirin's manufacturing issues and more visibility on Heron's pipeline and future growth prospects

•                  Several near to mid-term events will be the focus of investors and will be important determinants of Heron's future growth prospects and valuation potential

•                  MHRA inspection on May 26 with the FDA monitoring

•                  FDA GMP inspection expected to occur between the second week of June and early July 2005

•                  TFPI interim phase 3 analysis in December 2005

•                  Successful execution on the 17 milestones established at the beginning of 2005

•                  In addition, Heron has several valuable franchises and assets

•                  World class Blood Testing franchise

•                  #1 NAT business globally

•                  High cash flow generating business with multiple future growth opportunities (NexGen, WNV, blood type conversion)

•                  Assuming a successful Fluvirin manufacturing remediation, Heron's high margin, IP-protected Vaccines franchise will be a significant contributor of cash flow

•                  Estimated $160mm of operating income in 2006

•                  Commercial risk of Fluvirin in the 2005-2006 season has also been minimized in that Heron has secured agreements for at least the maximum of Heron's current guidance for supply (30MM doses)

•                  Strong near-term and mid-term cash flow generation will position BioPharma business to drive long-term growth

•                  TFPI has been advancing on schedule and has potential to be a $1BN+ blockbuster

•                  Investments in small molecule research efforts and XOMA collaboration are starting to deliver

•                  Heron's Revised Forecast reflects significant improvement in the company's expected financial performance relative to the 2004 LRP

•                  Revenue CAGR of 14% from 2005 - 2010E (versus 14% in the 2004 LRP)

•                  Operating margin improvement to 34% in 2010 versus 24% high historically

•                  Projected 2005 - 2010E EPS growth of 28% (versus 15% in the 2004 LRP)

•                  Even after this current period of uncertainty though, Heron will still face significant business risks

•                  Transition to cell culture for next generation flu vaccine

•                  Slowing Blood Testing business with next generation development only now in the initial stages

•                  Lack of near-term news in BioPharma pipeline (other than TFPI, which analysts are not giving Heron credit for or including in their models)

•                  Limited ability to execute large scale strategic transactions due to valuation and Neptune relationship

2.  Overview of Heron

B.  Overview of Trading Performance

Heron Shares Remain Well Below 2004 Levels Despite Progress in Fluvirin Remediation Efforts

Stock Price Performance -May 12, 2004 -May 13, 2005

[CHART]

Current Share Price	$35.44
52 Week High	48.01
52-Week Low	30.76
52 Week Avg.	38.17
3 Month Avg.	35.74

Despite greater visibility on a successful Fluvirin remediation, Heron's share price recovery has been limited as investors take a “wait and see” approach

In Addition, a Negative Market Backdrop Has Further Hindered a Recovery in Heron Shares

Stock Price Performance - January 1, 2004 - May 13, 2005

[CHART]

	% Change Since
	1/1/2004	3/31/2004	6/30/2004	12/31/2004
BTK	8.7%	1.2%	2.1%	(2.1)%
NASDAQ	(1.3)%	(0.9)%	(3.5)%	(9.1)%
Heron	(37.8)%	(19.5)%	(20.6)%	6.3	%x
Large Cap Biotech	(9.1)%	(3.6)%	(5.2)%	3.2%
Large Cap Biotech (Excl. DNA)	7.8%	7.6%	6.7%	(6.5)%
Large Pharma	21.6%	17.0%	14.1%	5.2%

x                   Up 6.4% on the day Heron announced the Fluvirin suspension had been lifted

Large Cap Biotech includes AMGN, BIIB, DNA, GENZ, GILD, MEDI

Large Pharma includes AZN, BMY, GSK, LLY, MRK, NVS, PFE, RHHBY

As of 05/13/05.

Lackluster first quarter results, excluding Genentech, have led Biotech investors to take a cautious stance

69% of Heron Shares Traded Over the Past Year Have Traded Below $39

May 13, 2004 to May 13, 2005 (Last Twelve Months)

[CHART]

	$30.00 - $33.00		$33.00 - $36.00		$36.00 - $39.00		$39.00 - $42.00		$42.00 - $45.00		$45.00 - $48.00

Volume	108,449,920		131,273,096		97,476,952		0		116,713,744		35,390,312
% of Shares Traded	22.2%		26.8%		19.9%		0.0%		23.9%		7.2%
Cumulative % Traded	22.2%		49.0%		68.9%		68.9%		92.8%		100.0%
% of Shares Outstanding (1)	100.3%		121.4%		90.1%		0.0%		107.9%		32.7%
% of Float (2)	103.5%		125.3%		93.0%		0.0%		111.4%		33.8%

Cumulative Volume	108,449,920		239,723,016		337,199,968		337,199,968		453,913,712		489,304,024
Multiple of Shares Outstanding (1)	1.0	x	2.2	x	3.1	x	3.1	x	4.2	x	4.5	x

(1)          Based on a total of 187,458,623 shares outstanding less 79,320,078 shares held by Neptune.  Shares outstanding information as of April 28, 2005 per 10-Q filing.

(2)          Excludes insider ownership.

Analysts Continue to Be Concerned About Heron's Pipeline and Slowing Growth Dynamics…

Concerns about Blood Testing growth, BioPharma and Vaccine weakening and slower EPS growth

“While Heron's blood testing continues to grow, albeit at a high single digit rate, the biopharmaceutical and flu vaccine segments are likely to weaken significantly during the next several years.  As a result, we expect EPS growth to decelerate to a single digit rate.”

- Eric Ende - Merrill Lynch (4/28/05) - “Sell”

Cautious of long-term Fluvirin prospects

“We remain cautious on the near-term and long-term prospects for the flu vaccine franchise, given uncertainty on the company's ability to reverse ingrained process problems at its Fluvirin plant and the increasingly competitive environment for subsequent flu seasons, with both ID Biomedical and Glaxo potentially entering the market in the next two years with over 60 million doses potentially.”

- Thomas Wei - Piper Jaffray (4/28/05) - “Market Perform”

Lack of significant catalysts

“Although we view management's 2005 EPS guidance of $1.40-$1.50 as relatively conservative, earnings upside is unlikely to be fully rewarded in the context of a lack of significant catalysts and meaningful upside.”

- Jennifer Chao - Deutsche Bank (4/27/05) - “Buy”

Optimistic stance towards Fluvirin

“In our opinion, Heron is in a good position to supply the Fluvirin vaccine for the 2005/2006 flu season and we do not expect any surprises following the FDA's final review of the facility as the U.S. regulators have seen the remediated plant and given regular feedback to the company since October 2004 when the manufacturing issues first emerged.”

- Elise Wang - Citigroup (4/27/05) - “Hold”

Wall Street has taken a “wait and see” approach towards Heron given uncertainty over long-term prospects in Vaccines, pipeline concerns in BioPharma and growth concerns in Blood Testing

…Which Is Reflected in Heron's Lower P/E Multiple Relative to Its Peers

2006 P/E Multiples

[CHART]

2006 P/E/G Multiples

[CHART]

As of 05/13/05.

EPS and long-term growth rates per First Call.

Heron 2006 P/E based on EPS of $1.89.

Heron Has Historically Traded at a Discount to Its Biotech Peers On A P/E Basis, But at a Premium P/E/G at Times

NTM Forward P/E Since 01/01/03

[CHART]

NTM Forward P/E/G Since 01/01/03

[CHART]

As of 05/13/05.

Large Cap Biotech includes AMGN, BIIB, DNA, GENZ, GILD, MEDI

This may reflect a decreased level of confidence in Heron's ability to meet its growth expectations

Post 2006, Analysts' Estimates Do Not Account for the Growth Drivers in Heron's Revised Forecast

Total Revenues

($ in millions)	2005E	2006E	2007E	2008E	2009E	2010E
Goldman Sachs (04/28/05)	$1,808.0	$2,126.0	$2,364.0
Merrill Lynch (04/28/05)	2,035.9	2,154.9	2,280.7	2,391.7
Morgan Stanley (04/28/05)	2,010.0	2,185.1	2,339.5	2,733.4	3,070.7	3,390.5
Piper Jaffray (04/28/05)	2,045.9	2,280.4	2,443.1	2,784.6
UBS (04/28/05)	1,990.0	2,181.0	2,422.0
Banc of America (04/27/05)	1,983.6	2,091.1	2,240.3	2,361.0	2,471.7	2,578.7
CSFB (04/27/05)	2,095.8	2,386.9	2,613.4	2,764.1
Deutsche Bank (04/27/05)	1,943.3	2,182.8
JP Morgan (04/27/05)	1,974.5	2,089.2	2,263.5
Average	$1,987.4	$2,186.4	$2,370.8	$2,607.0	$2,771.2	$2,984.6
% Growth	15.3%	10.0%	8.4%	10.0%	6.3%	7.7%
Revised Forecast	$2,050.4	$2,290.9	$2,546.0	$3,081.8	$3,613.2	$3,996.5
% Growth	19.0%	11.7%	11.1%	21.0%	17.2%	10.6%
Variance	$62.9	$104.5	$175.1	$474.9	$842.0	$1,011.9
% Difference	3.2%	4.8%	7.4%	18.2%	30.4%	33.9%

Operating Income

($ in millions)	2005E	2006E	2007E	2008E	2009E	2010E
Merrill Lynch (04/28/05)	$309.6	$409.2	$407.7	$415.8
Morgan Stanley (04/28/05)	315.4	448.4	504.4	580.2	636.0	689.3
Piper Jaffray (04/28/05)	327.2	487.2	549.4	644.2
UBS (04/28/05)	300.0	442.0	529.0
Banc of America (04/27/05)	325.2	431.8	490.8	531.7	548.6	561.7
CSFB (04/27/05)	350.8	463.4	539.8	582.5
Average	$321.4	$447.0	$503.5	$550.9	$592.3	$625.5
% Growth	—	39.1%	12.6%	9.4%	7.5%	5.6%
Revised Forecast	$352.8	$437.4	$555.6	$919.3	$1,157.7	$1,342.0
% Growth	—	24.0%	27.0%	65.4%	25.9%	15.9%
Variance	$31.4	$(9.6)	$52.1	$368.4	$565.4	$716.5
% Difference	9.8%	(2.1)%	10.4%	66.9%	95.5%	114.6%

EPS (1)

	2005E	2006E	2007E	2008E	2009E	2010E
Goldman Sachs (04/28/05)	$1.25	$1.80	$2.10
Merrill Lynch (04/28/05)	1.44	1.77	1.80	1.83
Morgan Stanley (04/28/05)	1.44	1.80	2.05	2.37	2.61	2.72
Piper Jaffray (04/28/05)	1.43	1.80	2.04	2.43
UBS (04/28/05)	1.40	1.68	2.05
Banc of America (04/27/05)	1.41	1.86	2.07	2.22	2.27	2.30
Citigroup (04/27/05)	1.45	1.80	1.90
CSFB (04/27/05)	1.43	1.89	2.42	2.97
Deutsche Bank (04/27/05)	1.60	2.50
JP Morgan (04/27/05)	1.43	1.75	1.86
Prudential (04/27/05)	1.41	1.68	2.21
Average	$1.41	$1.78	$2.05	$2.36	$2.44	$2.51
% Growth	—	26.5%	15.0%	15.3%	3.2%	2.9%
Revised Forecast	$1.48	$1.76	$2.16	$3.49	$4.36	$5.03
% Growth	—	18.8%	22.7%	61.5%	25.0%	15.3%
Variance	$0.07	$(0.02)	$0.11	$1.12	$1.92	$2.52
% Difference	5.1%	(1.3)%	5.4%	47.5%	78.7%	100.3%

Commentary

•                  On average, analysts are projecting revenue growth of ~ 10% over the next four years vs. 10 -20% forecasted in the Revised Forecast

•                  Revised Forecast revenues exceed analyst forecasts in 2009 by $842MM (or 30% above)

•                  Analysts do not account for TFPI or other new product launches in the out years

•                  2010E revenues forecasted to be $4.0BN per Revised Forecast, representing a CAGR of 15% from 2004 actual revenues

•                  Revised Forecast assumes operating margins increase from 17% in 2005 to 34% by 2010; compares to analyst models of 20% in 2010

•                  The EPS disparity in the outer years is also a result of analysts' lack of inclusion of TFPI and other new product launches

Rating

	Rating	Price Target
Goldman Sachs (04/28/05)	Neutral	—
Merrill Lynch (04/28/05)	Sell	—
Morgan Stanley (04/28/05)	Equal-Weight	$36.00
Piper Jaffray (04/28/05)	Market Perform	36.00
UBS (04/28/05)	Reduce	32.00
Banc of America (04/27/05)	Sell	30.00
CSFB (04/27/05)	Underperform	34.00
Deutsche Bank (04/27/05)	Buy	38.00
JP Morgan (04/27/05)	Underweight	—
Citigroup (04/27/05)	Hold	42.00
Prudential (04/27/05)	Underweight	37.00
Average		$35.63

(1)  Pro forma, excluding goodwill.  Average excludes Deutsche Bank estimates.  Heron 2006 EPS estimate is $1.89 per First Call.

At the Divisional Level, Heron's Revised Forecast Is Well Above Analyst Estimates Beginning in 2006

Revenues

BioPharma

($ in millions)	2005E	2006E	2007E	2008E	2009E	2010E
Merrill Lynch (04/28/05)	$577.4	$605.7	$636.4	$656.6
Morgan Stanley (04/28/05)	528.0	586.0	638.0	697.0	748.0	810.0
Piper Jaffray (04/28/05)	545.3	563.8	592.8	833.1
Banc of America (04/27/05)	497.2	514.5	518.6	526.0	531.4	545.0
CSFB (04/27/05)	516.8	549.9	574.4	599.1
Prudential (04/27/05)	524.0	535.0	565.0
Average	$531.4	$559.2	$587.5	$662.4	$639.7	$677.5
% Growth	—	5.2%	5.1%	12.7%	(3.4)%	5.9%
Revised Forecast	$628.1	$679.3	$760.0	$1,109.3	$1,285.7	$1,421.5
% Growth	—	8.1%	11.9%	46.0%	15.9%	10.6%
Variance	$96.7	$120.1	$172.4	$447.0	$646.0	$744.0
% Difference	18.2%	21.5%	29.4%	67.5%	101.0%	109.8%

Vaccines

($ in millions)	2005E	2006E	2007E	2008E	2009E	2010E
Merrill Lynch (04/28/05)	$751.6	$763.1	$809.8	$859.7
Morgan Stanley (04/28/05)	727.0	753.0	788.0	1,081.0	1,334.0	1,561.0
Piper Jaffray (04/28/05)	726.0	837.4	929.9	1,024.8
Banc of America (04/27/05)	723.0	741.8	823.0	879.0	935.0	977.4
CSFB (04/27/05)	761.5	933.0	1,085.0	1,155.0
Prudential (04/27/05)	732.0	833.0	901.0
Average	$736.8	$810.2	$889.4	$999.9	$1,134.5	$1,269.2
% Growth	—	10.0%	9.8%	12.4%	13.5%	11.9%
Revised Forecast	$773.7	$921.9	$999.7	$1,091.5	$1,335.9	$1,578.1
% Growth	—	19.2%	8.4%	9.2%	22.4%	18.1%
Variance	$36.9	$111.7	$110.2	$91.6	$201.4	$308.9
% Difference	5.0%	13.8%	12.4%	9.2%	17.8%	24.3%

Blood Testing

($ in millions)	2005E	2006E	2007E	2008E	2009E	2010E
Merrill Lynch (04/28/05)	$306.0	$356.2	$424.6	$469.7
Morgan Stanley (04/28/05)	310.0	398.0	482.0	515.0	538.0	558.0
Piper Jaffray (04/28/05)	311.4	418.0	468.0	511.4
Banc of America (04/27/05)	313.2	359.7	397.2	426.7	446.6	466.5
CSFB (04/27/05)	312.4	378.0	404.0	435.0
Prudential (04/27/05)	307.0	402.0	502.0
Average	$310.0	$385.3	$446.3	$471.6	$492.3	$512.3
% Growth	—	24.3%	15.8%	5.7%	4.4%	4.1%
Revised Forecast (1)	$313.8	$417.3	$515.9	$594.9	$702.0	$777.9
% Growth	—	33.0%	23.6%	15.3%	18.0%	10.8%
Variance	$3.8	$31.9	$69.6	$123.4	$209.7	$265.6
% Difference	1.2%	8.3%	15.6%	26.2%	42.6%	51.9%

(1)          Revised Forecast blood testing revenues exclude NAT royalties and Ortho Joint Business profits, royalties and contract revenues.

Commentary

•                  Major sources of differentiation between the BioPharma Revised Forecast and analyst models include:

•                  Analyst estimates do not include TFPI in their models ($522M of revenue in 2010 per the Revised Forecast)

•                  Analyst estimates do not include TIP in their models ($171M of revenue in 2010 per the Revised Forecast)

•                  Despite various sentiments towards the likelihood of successful flu remediation this year and pricing for Fluvirin, 2005 analyst estimates are surprisingly consistent

•                  However, estimates differ greatly in 2006-2007 due to varying concerns regarding the competitive landscape

•                  In the Blood Testing business, analysts do not include new product revenues in their estimates in the outer years

Heron Remains Underheld by Traditional Biotech Investors

In Q4, Several Traditional Biotech Investors Increased Their Positions in Heron

Top Buyers

		Position	Shares	Total Biotech
Instution	Orientation	Q4'04	Bought	Holdings(1) ($MM)
T. Rowe Price Associates	GARP	2,636,978	2,362,510	$1,940
Goldman Sachs & Company	Core Growth	2,453,336	1,850,166	1,086
Sectoral Asset Management	Sector Specific	2,555,470	1,111,540	469
Oppenheimerfunds	GARP	1,003,242	1,003,242	1,374
Citigroup	GARP	23,400,457	987,491	4,230
Wells Capital Mgmt	Core Growth	890,560	890,560	246
Deutsche Bank	Index	2,671,617	793,565	1,447
Trilogy Advisors	Core Growth	575,700	575,700	87
UBS Securities	Broker-Dealer	542,808	514,685	147
Credit Suisse First Boston	Broker-Dealer	786,841	425,294	339
CGNU Plc	—	443,288	416,800	—
Matador Capital Mgmt	Core Value	300,000	300,000	—
Valueact Cap Partners	Deep Value	300,000	300,000	0
Sun Life Finl Services Canada	Core Growth	288,540	288,540	—
S.A.C. Capital Mgmt	Hedge Fund	308,047	288,019	98
Top Buyers in Recent Qtr.		39,156,884	12,108,112	$11,463

Top Sellers

		Position	Shares	Total Biotech
Instution	Orientation	Q4'04	Sold	Holdings(1) ($MM)
Harris Associates	Core Value	48,386	(6,627,800)	$162
American Cent Investment	Momentum	—	(2,706,820)	826
Artisan Ptnr Limited	Growth	—	(2,007,300)	128
Delaware Investment Advisers	Yield	—	(1,182,119)	60
Keybank National Association	Broker-Dealer	415,071	(895,145)	—
Teacher Ret. Sys. of Texas	GARP	290,000	(503,000)	475
National Life Insurance	—	—	(367,505)	—
Franklin Advisers, Inc.	Income Value	43,738	(319,812)	—
Pinnacle Associates	GARP	38,535	(296,490)	32
Wachovia Corporation	Broker-Dealer	119,053	(258,058)	87
HGK Asset Management	Income Value	—	(251,300)	1
Piedra Capital	GARP	—	(233,485)	0
State Str Corporation	Index	4,244,834	(217,018)	3,983
Laketon Investment Mgmt	Core Growth	—	(183,700)	3
Invesco Capital Mgmt	Core Value	53,383	(183,136)	848
Top Sellers in Recent Qtr.		5,253,000	(16,232,688)	$6,605

Source: Shareworld

However, Heron Remains Underheld by Traditional Biotech Investors

Top 10 Heron Holders

		Value	% of	Total Biotech
Institution	Orientation	($MM)	Primary	Holdings(1) ($MM)
Citigroup Global Markets	GARP	$820	12.7%	$6,063
Barclays Gbl Investors, N.A.	Index	186	2.9%	5,578
State Str Global Advr	Index	149	2.3%	3,983
Vanguard Group, Inc.	Index	136	2.1%	3,249
Sound Shore Management, Inc.	Deep Value	130	2.0%	0
Deutsche Bank	Index	92	1.4%	1,447
T. Rowe Price Associates, Inc.	GARP	91	1.4%	1,940
Sectoral Asset Management Inc.	Sector Specific	88	1.4%	469
Goldman Sachs & Company	Core Growth	68	1.0%	1,086
Northern Trust Global Invts	Core Growth	64	1.0%	1,927
Top 10 Institutions		$1,823	28.1%	$25,742
Remaining Institutional Holders		4,655	71.9%
Current Value		$6,478	100.0%

Source: Shareworld

Top 10 Holders of Biotech

($ in mm)

		Holders Percent	Biotech
Investor Name	Heron Value	of Heron Value	Holdings(1)
Fidelity Management & Research	$11	0.2%	$6,377
Citigroup Global Markets	820	12.7%	6,063
Barclays Gbl Investors	186	2.9%	5,578
Wellington Management	8	0.1%	4,434
State Str Global Advr (US)	149	2.3%	3,983
Vanguard Group	136	2.1%	3,249
AXA Investment Managers Paris	13	0.2%	2,874
TCW Asset Management	—	—	2,775
Capital Research & Mgmt	—	—	2,450
Jennison Associates	13	0.2%	2,382
Top 10 Total Holdings	$1,335		$69,935
% of Total Market Cap	20.6%

Source: ShareWorld - Ownership; positions as of 12/31/04.  Excludes index investors and broker-dealers.

Significant volatility in Q4 driven by Fluvirin concerns with two major non-traditional Biotech investors exiting Heron

(1) Includes AMGN, BIIB, DNA, GILD, GENZ, & MEDI.

Although 8 of the top 10 holders of biotech have positions in Heron, most of the positions are relatively insignificant in relation to their total biotech holdings

3.  Selected Financial Analysis

Heron Financial Overview Summary

•                  CSFB and Morgan Stanley conducted a series of meetings with the Presidents of each business unit and worked closely with Heron to generate a revised set of projections for each business

•                  The assumptions underlying the Revised Forecast and the resulting analysis were also challenged and stress tested with management in numerous meetings

•                  Highlights of the Revised Forecast and the resulting analysis include:

•                  BioPharma revenues and operating income have increased significantly over the 2004 LRP as pricing and market opportunity for TFPI has improved ($175MM vs. $60MM operating income in 2008)

•                  Vaccines revenues and operating income in the near-term declined while outer year projections have increased

•                  Blood Testing projections have not changed materially in the early years, but have declined modestly in the outer years

•                  Corporate G&A was treated as follows:

•                  The following P&L statements for each business unit do not include any allocated corporate G&A to allow for proper comparison to 2004 LRP estimates

•                  The sum-of-the-parts analysis does include allocated corporate G&A to determine a value for each business unit

Revenue Comparison - BioPharma Segment

Revised Forecast vs. 2004 LRP

2015 Revenue Breakdown

Revised Forecast

	$ MM	% of Total
Proleukin	90.3	4.9
TOBI	76.6	4.2
TIP	256.4	14.0
Betaseron	163.8	8.9
TFPI	673.0	36.6
258	78.5	4.3
12.12	95.1	5.2
CIS	118.6	6.4
Other	284.8	15.5
Total	1,837.2	100.0
Growth (%)		4

Revenue Comparison – BioPharma Segment

Revised Forecast vs. 2004 LRP

[CHART]

(1)          2004 LRP did not extend to 2015

(2)          Other is comprised of Cardioxane, IL2/Rituxan, and assorted other products; also includes collaborative agreements, royalties and other revenues

(3)          Revenue breakdown per product for 2005 Budget currently not available

Operating Income Comparison - BioPharma Segment (1)

Revised Forecast vs. 2004 LRP

•                  A large difference exists between 2004 LRP and Revised Forecast operating income. Drivers of this increase in operating income include:

•                  Updated tifacogin forecast to reflect clinical profile and resistance to generic competition, based upon complex manufacturing processes and continuing intellectual property estate

•                  Near term Proleukin forecast revenue revised downward due to increased competition in low-dose cancer market and refined focus on high-dose therapy

•                  Proleukin / Rituxan combination therapy revenue forecast decreased to reflect publication-only strategy

•                  Increase in TIP clinical development PoS, as biological/clinical and manufacturing risk is substantially reduced

•                  Substantial increase in Pulminiq pricing to reflect updated market research

Operating Income Comparison – BioPharma Segment

$MM

[CHART]

(1)          Does not include corporate overhead allocation

(2)          2004 LRP did not extend to 2015

Case Comparison:  BioPharma Segment

Revised Forecast vs. 2004 LRP

Case Comparison for Major Products

	2004 LRP			Revised Forecast
		2014			2014
Product	Launch	Sales	POS	Launch	Sales	POS	Comment
		($MM)	(%)		($MM)	(%)

Betaseron	N/A	167.0	100	N/A	167.0	100	• No changes
Proleukin	N/A	114.2	100	N/A	98.6	100	• Reduced revenues
TOBI	N/A	77.6	100	N/A	77.6	100	• Reduced COGS to 13%
TFPI	2008	506.9	57	2008	665.5	57	• Increased price from $5,000 to $7,000 in U.S.; remains $5,000 in EU
							• Increased peak penetration from 35% to 55% in U.S.; peak penetration of 43% in EU
258	2010	48.2	15	2010	67.5	15	• Added European market (40% of U.S. market)
12.12	2012	27.2	17	2011	84.3	17	• Added NHL market
							• Added European market (40% of U.S. market)
							• Reduced COGS to 10% – 12%
TIP	2008	206.5	66	2008	234.7	75	• Added 5% annual price increase in EU (previously 5% decline)
CIS	2005	77.0	85	2005	118.7	85	• Increased price from $18,000 to $60,000 per year
							• COGS changed to 4% plus royalty at 11.5% – 13.5%

Revenue Comparison -Vaccines Segment

Revised Forecast vs. 2004 LRP

2015 Revenue Breakdown

Revised Forecast

	$MM	% of Total
Egg Flu	80.1	6.2
Flu Cell Culture	397.0	30.7
Franchise	477.1	36.9
Men ABCYW	215.2	16.7
Men ABCYW-HIB	0.0	0.0
Men B NZ	2.4	0.2
Men B	18.6	1.4
Franchise	236.2	18.3
HCV Therapeutic	66.6	5.2
HCV Prophylactic	62.5	4.8
Other Products	450.3	34.8
Total	1,292.7	100.0
Growth (%)		(9)

Revenue Comparison – Vaccines Segment

Revised Forecast vs. 2004 LRP

[CHART]

(1)   2004 LRP did not extend to 2015

(2)   Other is comprised of travel vaccines and assorted other products; also includes collaborative agreements, royalties and other revenues

(3)   Revenue breakdown per product for 2005 Budget currently not available

Operating Income Comparison -Vaccines Segment (1)

Revised Forecast vs. 2004 LRP

•   In the early years of the forecast period, 2004 LRP operating income is greater than Revised Forecast operating income. In the out years, the opposite is true. Changes to the 2004 LRP include:

•   Lower unit dose assumptions and lower Liverpool plant throughput assures focus on quality and manufacturing operations

•   Significantly higher US flu vaccine price

•   Full US transition to flu cell culture from egg-based vaccine over 2011-2014 (EU beginning 2009)

•   Men B launch moved ahead one year, Men ACYW re-configured to support ABCYW product, not independent launch

•   Restructuring the commercial organization and G&A in 2005, with resulting margin improvements

•   More focused R&D spending on high-potential programs, including 50% partnership in HCV

Operating Income Comparison – Vaccines Segment

$MM

[CHART]

Case Comparison: Vaccines Segment

Revised Forecast vs. 2004 LRP

Case Comparison for Major Products

	2004 LRP				Revised Forecast
Product	Launch	2014 Sales		POS	Launch	2014 Sales		POS	Comment
		($MM)		(%)		($MM)		(%)

Flu Cell Culture	2010-U.S. / 2008 EU	201.8		21 U.S. / 68 EU	2011-U.S. /2009-EU	326.6		30 U.S./ 75 EU	•	Launch year changed to 2011 in U.S.
										and 2009 in EU
									•	Updated pricing based on 15%
										premium to egg flu pricing; 3%
										YoY growth

Egg Flu	N/A	344.7		100	N/A	256.4		100	•	U.S. doses updated
									•	Updated pricing; 3% YoY growth
									•	EU and ROW revenues updated
									•	Removed revenues post 2014 in U.S.
										& ROW; now attributed to FCC
										in U.S.

Men B	2010	129.8	(1)	15	2009	204.0	(1)	25	•	90% cannibalized by ABCYW
									•	COGS and R&D updated

Men ACYW	2008	121.5		51	N/A	N/A		N/A	•	Cannibalized by ABCYW

Men C	2005	52.0	(2)	100	N/A	N/A		N/A	•	Removed program

Men ABCYW	N/A	N/A		N/A	2011	248.4		15	•	New project
									•	Revenues are 90% of Men B EU and
										U.S. + ACYW forecast delayed two
										years priced at sum of Men B and
										ACYW launch prices

Men ABCYW Hib	N/A	N/A		N/A	N/A	N/A		N/A	•	Removed program

Operating Expenses		27.0	(3)			29.8	(3)

(1)   Represents 2009 sales

(2)   Represents 2015 sales

(3)   Represents 2014 operating margin

Revenue Comparison - Blood Testing Segment

Revised Forecast vs. 2004 LRP

2015 Revenue Breakdown

Revised Forecast

	$MM	% of Total
Duplex	10.8	1.0
Ultrio	151.5	13.7
WNV	25.1	2.3
Next
Generation
NAT	548.1	49.4
Other NAT	30.6	2.8
Subtotal	766.1	69.0
Blood
Type
Conversion	117.3	10.6
Parvo	5.1	0.5
Prion	90.6	8.2
Total Ortho	131.3	11.8
Total	1,110.2	100.0
Growth (%)		3

Revenue Comparison – Blood Testing Segment

Revised Forecast vs. 2004 LRP

[CHART]

(1)   2004 LRP did not extend to 2015

(2)   Revenue breakdown per product for 2005 Budget currently not available

Operating Income Comparison - Blood Testing Segment (1)

Revised Forecast vs. 2004 LRP

•      In the out years, there is a reduction in Revised Forecast operating income as compared to the 2004 LRP. Drivers of this reduction in operating income include:

•      Partnered development of the next generation instrument system and prion test with Gen-Probe, to best leverage internal competencies

•      Moth-balling of bacterial detection system

•      Lower ECO project PoS to better reflect on-going development risks

•      Royalty revenues from use of vCJD testing technology in ante-mortem animal screening

•      Parvo B19 assay delayed by one year

Operating Income Comparison – Blood Testing Segment

$MM

[CHART]

(1)   Does not include corporate overhead allocation

(2)   2004 LRP did not extend to 2015

Case Comparison: Blood Testing Segment

Revised Forecast vs. 2004 LRP

Case Comparison for Major Products

	2004 LRP			Revised Forecast
Product	Launch	2014 Sales	POS	Launch	2014 Sales	POS	Comment
		($MM)	(%)		($MM)	(%)

Blood Type Conversion	2007	201.0	60	2008	116.1	35	•	Delayed launch; reduced POS from
								60% to 35%

Bacterial Detection	2006	24.4	70	N/A	N/A	N/A	•	Removed from model

Parvo	2006	6.4	75	2007	6.4	75	•	Launch delayed one year

Prion	2007	75.4	50	2007	90.6	50	•	Earlier ramp in Revised Forecast
							•	Number of peak donations adjusted
							•	Partnered with Gen-Probe

Next Generation NAT	2009	465.0	100	2009	465.0	100	•	Heron receives all sales; pays 50% of
				EMEA				revenues to Gen-Probe
				and Asia /			•	S&M costs borne by Heron and COGS
				2010 U.S.				borne by Gen-Probe

Duplex	N/A	N/A	N/A	N/A	13.2	100

Ultrio	N/A	N/A	N/A	N/A	190.9	100

Heron Projected Consolidated Income Statement

Heron

Income Statement

	Fiscal Year Ending December 31
	2005E	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E	2014E	2015E

Total Revenue	$2,050.4	$2,290.9	$2,546.0	$3,081.8	$3,613.2	$3,996.5	$4,345.1	$4,428.2	$4,294.6	$4,364.1	$4,336.5
% Growth	19.0%	11.7%	11.1%	21.0%	17.2%	10.6%	8.7%	1.9%	-3.0%	1.6%	-0.6%

COGS	724.3	850.5	904.1	1,031.2	1,212.9	1,326.9	1,424.6	1,457.3	1,485.8	1,533.7	1,438.9
% Growth	8.2%	17.4%	6.3%	14.1%	17.6%	9.4%	7.4%	2.3%	2.0%	3.2%	-6.2%

Gross Profit	1,326.1	1,440.4	1,641.9	2,050.6	2,400.3	2,669.6	2,920.4	2,970.9	2,808.9	2,830.4	2,897.6
% Margin	64.7%	62.9%	64.5%	66.5%	66.4%	66.8%	67.2%	67.1%	65.4%	64.9%	66.8%

R&D	444.0	469.6	498.7	507.1	546.7	577.9	627.8	654.9	649.0	662.6	668.7
% Margin	21.7%	20.5%	19.6%	16.5%	15.1%	14.5%	14.4%	14.8%	15.1%	15.2%	15.4%
% Growth	81.1%	5.8%	6.2%	1.7%	7.8%	5.7%	8.6%	4.3%	-0.9%	2.1%	0.9%

S&M	297.9	309.8	353.0	368.3	420.6	451.9	487.7	488.8	476.7	488.4	496.2
% Margin	14.5%	13.5%	13.9%	12.0%	11.6%	11.3%	11.2%	11.0%	11.1%	11.2%	11.4%
% Growth	93.3%	4.0%	14.0%	4.3%	14.2%	7.5%	7.9%	0.2%	-2.5%	2.5%	1.6%

G&A	223.1	209.5	220.0	246.4	274.1	297.3	323.5	337.2	331.9	337.4	340.7
% Margin	10.9%	9.1%	8.6%	8.0%	7.6%	7.4%	7.4%	7.6%	7.7%	7.7%	7.9%
% Growth	67.6%	-6.1%	5.0%	12.0%	11.2%	8.5%	8.8%	4.2%	-1.6%	1.7%	1.0%

Other Expenses	8.3	14.1	14.5	9.6	1.3	0.4	0.4	0.4	0.4	0.4	0.4
% Growth	-43.2%	70.1%	2.5%	-33.5%	-86.7%	-66.5%	-0.6%	0.0%	0.0%	0.0%	0.0%

EBITDA	578.6	685.1	803.7	1,148.1	1,384.5	1,562.8	1,715.9	1,725.9	1,593.1	1,547.5	1,611.8
% Margin	28.2%	29.9%	31.6%	37.3%	38.3%	39.1%	39.5%	39.0%	37.1%	35.5%	37.2%
Depreciation	110.0	127.2	129.8	136.6	159.7	167.0	190.8	205.3	212.1	205.5	220.3
Amortization	115.8	120.5	118.3	92.3	67.2	53.8	44.2	31.0	30.2	0.4	0.0

Operating Income	352.8	437.4	555.6	919.3	1,157.7	1,342.0	1,481.0	1,489.6	1,350.8	1,341.5	1,391.5
% Margin	17.2%	19.1%	21.8%	29.8%	32.0%	33.6%	34.1%	33.6%	31.5%	30.7%	32.1%
% Growth	-30.4%	24.0%	27.0%	65.4%	25.9%	15.9%	10.4%	0.6%	-9.3%	-0.7%	3.7%

Net Other Income (Expense)	32.2	29.1	19.6	11.6	10.1	15.7	41.8	64.8	81.9	89.0	89.0
Minority Interest	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)

Pre-tax Income	382.0	463.5	572.3	927.8	1,164.8	1,354.8	1,519.8	1,551.4	1,429.7	1,427.6	1,477.5
% Margin	18.6%	20.2%	22.5%	30.1%	32.2%	33.9%	35.0%	35.0%	33.3%	32.7%	34.1%

Income Tax Expense	(95.5)	(115.9)	(143.1)	(232.0)	(291.2)	(338.7)	(379.9)	(387.9)	(357.4)	(356.9)	(369.4)
Effective Tax Rate	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%
Interest on Convertible Debt	6.8

Net Income	293.3	347.6	429.2	695.9	873.6	1,016.1	1,139.8	1,163.6	1,072.3	1,070.7	1,108.1
Share Outstanding	198.0	197.5	198.7	199.5	200.4	202.1	203.5	204.5	205.5	206.4	207.4
EPS	$1.48	$1.76	$2.16	$3.49	$4.36	$5.03	$5.60	$5.69	$5.22	$5.19	$5.34

Heron consolidated income statement includes corporate royalties and expenses

Heron - Operating Income Analysis

Operating Income (excludes Corporate & Other)

($ in millions)

2006

$475MM

[CHART]

Operating Margins

NAT -	40.8%
Ortho -	75.9%

Total BioPharma -	2.1%
Total Vx -	17.3%
Total BT -	49.5%

2009

$1,186MM (3)

[CHART]

Operating Margins

Proleukin -	57.1%
TOBI -	75.1%
Betaseron -	45.0%
TFPI -	67.8%
Egg Flu -	30.3%
Cell Culture -	24.7%
NAT -	43.4%
Ortho -	74.3%

Total BioPharma -	29.5%
Total Vx -	28.3%
Total BT -	48.5%

2012

$1,554MM (4)

[CHART]

Operating Margins

Proleukin -	51.7%
TOBI -	72.0%
Betaseron -	42.5%
TFPI -	71.8%
Egg Flu -	29.5%
Cell Culture -	42.2%
NAT -	37.7%
Ortho -	71.6%

Total BioPharma -	31.1%
Total Vx -	36.4%
Total BT -	42.2%

(1)   Composed of operating incomes of $78MM, $164MM, $87MM, ($31MM), and ($284MM) for Proleukin, TOBI, Betaseron, TFPI, and BioPharma (Remaining), respectively

(2)   Composed of operating incomes of $159MM, ($30MM), and $31MM for Egg Flu, Cell Culture and Vx (Remaining), respectively

(3)   Total operating income includes ($169MM) of BioPharma (Remaining)

(4)   Total operating income includes ($156MM) of BioPharma (Remaining)

Heron’s Valuation Parameters

Assessment of Valuation (1)

$

[CHART]

Implied Premium / (Discount) to Current ($35.44)

52-Week Trading Range	(18.2)% – 35.7%

Analyst Price Targets (2)	(24.4)% – 26.0%

Comparable Companies
Multiple-Based: 18.0x – 23.0x 2006 P/E (3)	(10.6)% – 14.2%

11-Year Discounted Cash Flow

Management Projections
Perpetual Growth: 2.0% – 4.0%
Discount Rate: 12.0%	11.8% – 25.9%

Sum-of-the-Parts
Perpetual Growth: Varies by Segment (4)
Discount Rate: 12.0%	8.7% – 21.2%

(1)   As of May 13, 2005

(2)   Discounted at 12.0%

(3)   Range includes Tier 1 Biotech and Diagnostics comps applied to Revised Forecast 2006 EPS of $1.76; current I/B/E/S 2006 EPS is $1.89

(4)   Assumes perpetual growth rate of 1.0% – 3.0% for BioPharma (LTM P/E of 11.1x), 2.0% – 4.0% for Vaccines (LTM P/E of 13.7x), 2.0% – 4.0% for BloodTesting (LTM P/E of 11.9x) and (2.0)% – 0.0% for Corporate Royalties (LTM P/E of 8.1x)

Heron Consolidated Discounted Cash Flow Analysis

Heron

Discounted Cash Flow Analysis
Heron
Consolidated

Long-Term Discounted Cash Flow Analysis
Heron
Perpetual Growth Rate (%)	2.0						3.0						4.0
Discount Rate	11.0%		12.0%		13.0%		11.0%		12.0%		13.0%		11.0%		12.0%		13.0%

Present Value of (1)
Cash Flows - Year 1	$176		$175		$175		$176		$175		$175		$176		$175		$175
Cash Flows - Year 2-11	4,196		3,964		3,749		4,196		3,964		3,749		4,196		3,964		3,749
Terminus	4,183		3,426		2,837		4,751		3,844		3,151		5,483		4,366		3,535
Aggregate Value	$8,554		$7,565		$6,761		$9,123		$7,983		$7,075		$9,855		$8,506		$7,459

Equity Value	$8,480		$7,491		$6,687		$9,049		$7,909		$7,001		$9,781		$8,432		$7,385
Implied Share Price (2)	$44.87		$39.63		$35.38		$47.88		$41.85		$37.04		$51.75		$44.61		$39.07
Premium over Current	26.6%		11.8%		(0.2)%		35.1%		18.1%		4.5%		46.0%		25.9%		10.2%

Terminal Value Analysis
% Value in Terminus	48.9%		45.3%		42.0%		52.1%		48.1%		44.5%		55.6%		51.3%		47.4%
% Value in Cash Flows	51.1%		54.7%		58.0%		47.9%		51.9%		55.5%		44.4%		48.7%		52.6%

Implied Terminal Multiples
LTM Sales Multiple	3.0	x	2.7	x	2.5	x	3.5	x	3.1	x	2.8	x	4.0	x	3.5	x	3.1	x
LTM EBITDA Multiple	8.2		7.4		6.8		9.3		8.3		7.5		10.7		9.4		8.4
LTM P/E Multiple	11.9		10.8		9.8		13.5		12.1		10.9		15.6		13.7		12.2

(1)   Valuation as of 1/1/05 assuming mid-period convention

(2)   Assumes 189.040MM fully-diluted shares outstanding based on current share price of $35.44 as of 5/13/05

Discounted Cash Flow Sensitivity Analysis

Deviation from Midpoint Valuation (1)

$

[CHART]

% from Base Value ($41.85)

Overall Company

Discount Rate -/+1.0% (Base 12.0%)	(11.5)% – 14.4%

Perpetual Growth Rate -/+1.0% (Base 3.0%)	(5.3)% – 6.6%

Portfolio

TFPI Probability 0% – 100%	(27.8)% – 21.0%
Current: 57%

Vary TFPI Penetration	(14.0)% – 14.0%
(U.S. and Europe) by 50%

Egg Flu Probability 0%	(9.1)% – 0.0%

Flu Cell Culture Probability 0% – 100%	(7.5)% – 11.4%
Current: U.S. – 30%; Europe – 75%

Increase U.S. FCC POS to 60%	0.0% – 4.5%

Flu Cell Culture Probability 0% with Increase	(3.7)% – 0.0%
in Egg Flu Penetration

Delay Next Generation NAT Launch	(3.0)% – 0.0%
Two Years

(1)   Base DCF value of $41.85 assumes a discount rate of 12.0% and a perpetual growth rate of 3.0%

Heron Sum of the Parts Analysis

Perpetual Growth Methodology (1)

•      A portion of the difference between current market value and Revised Forecast may be attributed to inclusion of earlier stage products in Revised Forecast

•      Wall Street analysts typically do not include early stage products in financial models

Sum-of-the-Parts Valuation

$

[CHART]

(1)   Assumes a discount rate of 12.0%

(2)   As of May 13, 2005

(3)   Assumes perpetual growth rate of 2.0% for BioPharma, 3.0% for Vaccines, 3.0% for Blood Testing and (1.0%) for Corporate Royalties

Illustrative Future Trading

Illustrative Share Price - Assumes a Constant P/E of 18x

[CHART]	[CHART]

Consolidated Revised Forecast	Street

Note: No First Call estimates are available for 2010E (4 years)

Note: This page illustrates an arithmetic exercise, prepared at your request, expressing certain hypothetical stock trading prices assuming Heron’s forecasts are realized and the application of a fixed future earnings multiple and various discount rates. Accordingly, this exercise is not intended to, and does not, reflect CSFB or Morgan Stanley’s view as to any future trading values of Heron’s common stock. Future stock trading prices are affected by many factors, many of which are beyond the control of Heron and are difficult to predict.

Illustrative Future Trading

	Heron Calendar Year Estimates
Projections (1)	2006E	2007E	2008E	2009E	2010E
Revised Forecast	$1.76	$2.16	$3.49	$4.36	$5.03
% EPS Growth	19%	23%	61%	25%	15%
Street EPS (Consol.)	$1.89	$2.09	$2.53	$2.57	NA
% EPS Growth	32%	11%	21%	2%	NA

EPS Case			Illustrative Value per Heron Share Based on a 20-Month Forward P/E Multiple of 18x % Premium / (Discount) to Current (2)
Illustrative	Case			Present Value at Discount Rate of:
Range	Name		Future Value	12%	20%	25%
2007E EPS			1 Year Fwd.
$2.16	Revised Forecast	Share Val.	$38.88	$34.71	$32.40	$31.10
		% vs Curr:	10%	(2)%	(9)%	(12)%
$2.09	Street		$37.62	$33.59	$31.35	$30.10
			6%	(5)%	(12)%	(15)%
2008E EPS			2 Years Fwd.
$3.49	Revised Forecast	Share Val.	$62.78	$50.05	$43.60	$40.18
		% vs Curr:	77%	41%	23%	13%
$2.53	Street		$45.54	$36.30	$31.63	$29.15
			28%	2%	(11)%	(18)%
2009E EPS			3 Years Fwd.
$4.36	Revised Forecast	Share Val.	$78.47	$55.86	$45.41	$40.18
		% vs Curr:	121%	58%	28%	13%
$2.57	Street		$46.26	$32.93	$26.77	$23.69
			31%	(7)%	(24)%	(33)%
2010E EPS			4 Years Fwd.
$5.03	Revised Forecast	Share Val.	$90.49	$57.51	$43.64	$37.06
		% vs Curr:	155%	62%	23%	5%
NA	Street		NA	NA	NA	NA
			NA	NA	NA	NA

(1)   Street projections based on First Call Consensus.

(2)   Based on current price of $35.44 for Heron as of May 13, 2005.

Note: This page illustrates an arithmetic exercise, prepared at your request, expressing certain hypothetical stock trading prices assuming Heron’s forecasts are realized and the application of a fixed future earnings multiple and various discount rates. Accordingly, this exercise is not intended to, and does not, reflect CSFB or Morgan Stanley’s view as to any future trading values of Heron’s common stock. Future stock trading prices are affected by many factors, many of which are beyond the control of Heron and are difficult to predict.

4.  Review of Strategic Alternatives

Strategic Alternatives

Restructuring of Heron	• Strategic realignment of Heron may consist of the sale or spin-off of selected business units
• However, the sale of Vaccines to Neptune may be the only practical alternative

Sale of Entire Company	• Sale of Heron to Neptune today
• Market check impractical without Neptune’s consent

Status Quo	• Execute on Revised Forecast
• Re-establish credibility with investors and analysts
• Selectively pursue acquisition and partnership opportunities across businesses to enhance strategic position and financial performance
• Consider transformational opportunities (e.g. MedImmune)

4.  Review of Strategic Alternatives

Restructuring of Heron

Restructuring of Heron

	Actions	Considerations

	Sale of Vaccines	• Simplifies Heron’s operations and reduces business execution risk
• Transaction with Neptune in exchange for ownership in Heron may allow for a tax efficient sale and elimination of the Governance Agreement
• Investors could respond favorably given recent Fluvirin issues and concerns over the franchise’s longer term growth prospects
• Street’s perception of the viability of remaining business from growth and critical mass perspective (Street is not giving credit for TFPI and other pipeline products)
• Reduces diversification of revenues and growth drivers for Heron

Restructuring	Sale or Spin-off of	• Actionability - Neptune not likely to allow Heron to pursue
of Heron	BioPharma	• Potentially taxable transaction
• Loss of most substantial long-term growth driver

	Sale or Spin-off of Blood	• Actionability - Neptune not likely to allow Heron to pursue
	Testing	• Potentially taxable transaction
• Loss of current growth engine and largest contributor to Heron profitability

Restructuring of Heron

A transaction involving a sale of Vaccines to Neptune in exchange for Heron stock held by Neptune is likely the only potential alternative and may result in enhanced shareholder value

•      Heron is currently a complex story for the investment community

•      Concern over Fluvirin has discouraged potential investors in other parts of Heron business

•      A transaction with Neptune may enable Heron to “unwind” the Governance Agreement

Pros

•      Vaccines business has significant execution challenges ahead which will continue to impact total company valuation

•      Increasing U.S. flu competition

•      Cell culture vaccines will enter market beginning as early as 2009

•      Divesting Vaccines eliminates significant risk and enables Heron to refocus on BioPharma and Blood Testing

•      Positions “New Heron” more as a pure play biotechnology company which may result in multiple expansion

•      Simplifies the story for investors in “New Heron”

•      Discrete business operations should make separation of Vaccines relatively simple

•      Eliminates operational complexity of Vaccines

•      Transaction should be accretive on an EPS basis

•      Transaction with Neptune achieves other objectives

•      Neptune may be able to realize significant operating synergies, potentially resulting in an attractive valuation to Heron

•      Potential to “unwind” the Governance Agreement

•      Likely to be a non-taxable transaction

Cons

•      Vaccines business is a valuable franchise

•      Expected to be a cash flow generator and highly profitable

•      Potential for future growth with flu cell culture and meningitis franchise

•      May be difficult to realize appropriate value for Vaccines

•      Lack of competition due to Governance Agreement

•      Neptune’s concerns and perceptions of the Vaccine business versus Heron’s recent remediation actions

•      Financial impact depends on ability to eliminate corporate overhead associated with Vaccines

Sale of Vaccines:

NewCo Would Be a Diversified Entity with an Attractive Growth Profile

NewCo Revenues

($ in millions)

2005	2008	2013
$1,277MM	$1,990MM	$2,821MM

[CHART]	[CHART]	[CHART]

‘05-’13 CAGR

Blood Testing: 9%

BioPharma: 13%

Corp: (3%)

Total: 10%

NewCo Operating Income

($ in millions)

2005	2008	2013
$288MM	$671MM	$901MM

[CHART]	[CHART]	[CHART]

‘05-’13 CAGR

Blood Testing: 6%

BioPharma: 12% (‘08-’13)

Corp: (4%)

Total: 15%

($ in millions)

Heron Consolidated Revenues / EBIT

	2005	2008	2013	CAGR
Revenue	$2,050	$3,082	$4,295	10%

EBIT	$353	$919	$1,351	18%

Source:    Revised Forecast

Note: NewCo corporate operating income assumes a 20% reduction to adjusted corporate overhead.

Sale of Vaccines:

NewCo Would Remain in High Growth, High Margin Businesses

2005 Gross Margin	2005 Operating Margin
[CHART]	[CHART]

2005 – 2008 Revenue Growth	2005 – 2008 EPS Growth
[CHART]	[CHART]

NewCo would compare favorably to its biotech, specialty pharma and diagnostic peers from both a growth and margin perspective

Sale of Vaccines:

Pro Forma P&L for NewCo

($MM, except per share amounts)

	Heron BP / BT NewCo Projections
	Calendar Year
	2005E	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E

Revenue	$1,277	$1,369	$1,546	$1,990	$2,277	$2,418	$2,637	$2,718	$2,821
% Growth - NewCo	NA	7%	13%	29%	14%	6%	9%	3%	4%
% Growth - Consolidated (1)	19%	12%	11%	21%	17%	11%	9%	2%	(3)%

Gross Profit	942	962	1,094	1,434	1,610	1,667	1,812	1,872	1,929
% of Revenues - NewCo	74%	70%	71%	72%	71%	69%	69%	69%	68%
% of Revenues - Consolidated	65%	63%	64%	67%	66%	67%	67%	67%	65%

R&D	302	319	347	348	378	408	463	488	498
% Margin - NewCo	24%	23%	22%	17%	17%	17%	18%	18%	18%
% Margin - Consolidated	22%	20%	20%	16%	15%	14%	14%	15%	15%

S&M	186	199	238	235	261	269	281	291	307
% Margin - NewCo	15%	15%	15%	12%	11%	11%	11%	11%	11%
% Margin - Consolidated	15%	14%	14%	12%	12%	11%	11%	11%	11%

G&A (2)	159	146	151	170	181	192	204	213	222
% Margin - NewCo	12%	11%	10%	9%	8%	8%	8%	8%	8%
% Margin - Consolidated	11%	9%	9%	8%	8%	7%	7%	8%	8%

Operating Income	288	284	344	671	789	798	863	880	901
% Margin - NewCo	23%	21%	22%	34%	35%	33%	33%	32%	32%
% Margin - Consolidated	17%	19%	22%	30%	32%	34%	34%	34%	31%

Taxes	79	78	90	170	199	203	226	236	245
Tax Rate	25%	25%	25%	25%	25%	25%	25%	25%	25%

Net Income	238	233	270	510	597	608	677	707	735
% Margin - NewCo	19%	17%	17%	26%	26%	25%	26%	26%	26%
% Margin - Consolidated	14%	15%	17%	23%	24%	25%	26%	26%	25%
Adj. Weighted Avg. Shares	121	120	121	122	123	125	126	127	128
EPS	$1.98	$1.94	$2.23	$4.18	$4.86	$4.88	$5.37	$5.56	$5.74
% Difference from Consolidated	33%	10%	3%	20%	11%	(3)%	(4)%	(2)%	10%

Note:      Share count adjusted for 77.5MM shares retired (based on $2,747MM DCF value for Vaccines and current share price of $35.44).  DCF value for Vaccines assumes elimination of corporate overhead.  Assumes no tax leakage.

(1)   For Heron on a consolidated basis including all divisions.

(2)   NewCo G&A assumes a 20% reduction to adjusted corporate overhead.

Compared to Heron Consolidated, the resulting entity would have similar revenue growth and operating margins

Sale of Vaccines:

EPS Impact

($MM, except per share amounts)

Heron		Value		Implied		Pro Forma Earnings Impact (2)						Neptune
Shares		at Current		Vaccines		2006E		2007E		2008E		PF
Retired (MM)		Market (1)		2006E P/E		EPS	Acc. / (Dil)	EPS	Acc. / (Dil)	EPS	Acc. / (Dil)	% Own (3)

		Heron Statistic		$119.8		$1.76		$2.16		$3.49
40.0		$1,417.6		11.8	x	$1.48	(16.1)%	$1.70	(21.1)%	$3.20	(8.3)%	26.7%
50.0		1,772.0		14.8	x	1.58	(10.4)%	1.82	(15.8)%	3.41	(2.2)%	21.3%
60.0		2,126.4		17.7	x	1.69	(3.9)%	1.95	(9.7)%	3.66	4.8%	15.2%
70.0		2,480.8		20.7	x	1.82	3.6%	2.10	(2.7)%	3.94	12.9%	7.9%
77.5		2,746.5	*	22.9	x	1.94	10.1%	2.23	3.3%	4.18	19.8%	1.7%
79.3	**	2,811.1		23.5	x	1.97	11.8%	2.27	4.9%	4.24	21.7%	0.0%

Note: Assumes no tax impact.

(1)   Based on Heron stock price of $35.44 as of May 13, 2005.

(2)   Projections based on Management Revised Forecast.  Includes corporate other income and interest income. NewCo G&A assumes a 20% reduction to adjusted corporate overhead.

(3)   Based on Heron primary shares of 187.5MM and Neptune ownership of 79.3MM shares from 10-Q for the period ended March 31, 2005.

*      Midpoint of DCF Value
(Assuming elimination of Corporate overhead for Vaccines )

**   Entire Neptune Stake

Sale of Vaccines in exchange for shares of Heron equaling all or a significant component of Neptune’s ownership would be accretive based on the Revised Forecast

Illustrative Future Trading

Illustrative Share Price - Assumes a Constant P/E of 18x

Consolidated Revised Forecast

[CHART]

NewCo (Assuming Sale of Vaccines for $2,747MM) (1)

[CHART]

(1)   $2,747MM DCF value for Vaccines assumes the elimination of corporate overhead.

Note: This page illustrates an arithmetic exercise, prepared at your request, expressing certain hypothetical stock trading prices assuming Heron’s forecasts are realized and the application of a fixed future earnings multiple and various discount rates. Accordingly, this exercise is not intended to, and does not, reflect CSFB or Morgan Stanley’s view as to any future trading values of Heron’s common stock. Future stock trading prices are affected by many factors, many of which are beyond the control of Heron and are difficult to predict.

NewCo Illustrative Future Trading

	Heron Calendar Year Estimates
Projections	2006E	2007E	2008E	2009E	2010E
Revised Forecast	$1.76	$2.16	$3.49	$4.36	$5.03
% EPS Growth	19%	23%	61%	25%	15%
NewCo	$1.94	$2.23	$4.18	$4.86	$4.88
% EPS Growth	(2)%	15%	87%	16%	0%

EPS Case			Illustrative Value per Heron Share Based on a 20-Month Forward P/E Multiple of 18x % Premium / (Discount) to Current (1)
Illustrative	Case			Future Value at Discount Rate of:
Range	Name		Future Value	12%	20%	25%
2007E EPS			1 Year Fwd.
$2.16	Revised Forecast	Share Val.	$38.88	$34.71	$32.40	$31.10
		% vs Curr:	10%	(2)%	(9)%	(12)%
$2.23	NewCo		$40.17	$35.86	$33.47	$32.13
			13%	1%	(6)%	(9)%
2008E EPS			2 Years Fwd.
$3.49	Revised Forecast	Share Val.	$62.78	$50.05	$43.60	$40.18
		% vs Curr:	77%	41%	23%	13%
$4.18	NewCo		$75.24	$59.98	$52.25	$48.15
			112%	69%	47%	36%
2009E EPS			3 Years Fwd.
$4.36	Revised Forecast	Share Val.	$78.47	$55.86	$45.41	$40.18
		% vs Curr:	121%	58%	28%	13%
$4.86	NewCo		$87.49	$62.27	$50.63	$44.79
			147%	76%	43%	26%
2010E EPS			4 Years Fwd.
$5.03	Revised Forecast	Share Val.	$90.49	$57.51	$43.64	$37.06
		% vs Curr:	155%	62%	23%	5%
$4.88	NewCo		$87.85	$55.83	$42.37	$35.98
			148%	58%	20%	2%

Note:  Assumes midpoint $2,747MM DCF value for Vaccines. DCF value for Vaccines assumes elimination of corporate overhead. (1)  Based on current price of $35.44 for Heron as of May 13, 2005.

Note: This page illustrates an arithmetic exercise, prepared at your request, expressing certain hypothetical stock trading prices assuming Heron’s forecasts are realized and the application of a fixed future earnings multiple and various discount rates. Accordingly, this exercise is not intended to, and does not, reflect CSFB or Morgan Stanley’s view as to any future trading values of Heron’s common stock. Future stock trading prices are affected by many factors, many of which are beyond the control of Heron and are difficult to predict.

Appendix

BioPharma Segment P&L

Revised Forecast

BioPharma

PROJECT HERON P&L

$MM

	POS	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015

REVENUE (Pos-Adj.)
Proleukin	100%	133.0	143.0	151.0	154.0	145.0	130.0	124.2	115.4	107.6	98.6	90.3
TOBI	100%	220.7	229.2	239.5	175.7	137.0	96.2	83.3	80.9	79.0	77.6	76.6
Betaseron	100%	141.7	177.4	171.7	176.5	188.2	200.6	191.1	180.0	170.3	167.0	163.8
TFPI	57%	0.0	0.0	0.0	268.8	409.7	522.2	634.9	650.7	658.1	665.5	673.0
258	15%	0.0	0.0	0.0	0.0	0.0	3.9	12.3	35.9	54.3	67.5	78.5
12.12	17%	0.0	0.0	0.0	0.0	0.0	0.0	8.9	30.1	60.6	84.3	95.1
TIP	75%	0.0	0.0	0.0	71.9	120.0	170.7	192.8	205.1	220.4	234.7	256.4
CSI	85%	1.3	20.8	64.6	102.7	119.1	123.1	122.7	121.0	119.5	118.7	118.6
Other Products		46.0	62.6	88.9	112.3	142.9	163.6	176.2	194.1	206.2	239.1	273.2
Net Product Sales		547.9	633.0	715.6	1,061.8	1,261.8	1,410.2	1,546.3	1,613.1	1,675.9	1,752.9	1,825.7
Joint Business		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Collaborative Agreements		1.2	1.5	1.5	2.0	1.8	1.8	1.8	1.8	1.8	1.8	1.8
Royalties		57.1	35.6	33.3	36.3	21.8	9.2	9.1	9.2	9.4	9.5	9.5
Other Revenues		21.9	9.2	9.6	9.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3

TOTAL BioPharma REVENUE (Pos-Adj)		628.1	679.3	760.0	1,109.3	1,285.7	1,421.5	1,557.5	1,624.4	1,687.3	1,764.5	1,837.2
% Growth		6.1%	8.1%	11.9%	46.0%	15.9%	10.6%	9.6%	4.3%	3.9%	4.6%	4.1%

TOTAL BioPharma COGS (Pos-Adj)		152.5	181.9	188.3	259.8	318.9	362.4	390.1	398.9	420.3	438.9	458.9
% Growth			19.3%	3.5%	37.9%	22.8%	13.6%	7.7%	2.2%	5.4%	4.4%	4.6%

TOTAL BioPharma GROSS PROFIT (Pos-Adj.)		475.6	497.4	571.6	849.5	966.8	1,059.1	1,167.3	1,225.5	1,267.0	1,325.6	1,378.3
% Margin		75.7%	73.2%	75.2%	76.6%	75.2%	74.5%	75.0%	75.4%	75.1%	75.1%	75.0%

TOTAL BioPharma Research & Development (Pos-Adj)		268.5	284.7	299.8	307.0	334.5	351.0	402.2	426.2	435.0	450.3	466.1
% Margin		42.7%	41.9%	39.4%	27.7%	26.0%	24.7%	25.8%	26.2%	25.8%	25.5%	25.4%
% Growth			6.0%	5.3%	2.4%	9.0%	4.9%	14.6%	6.0%	2.1%	3.5%	3.5%

TOTAL BioPharma S&M (Pos-Adj)		144.3	153.7	189.5	180.0	198.2	203.1	212.4	220.5	232.2	245.3	265.0
% Margin		23.0%	22.6%	24.9%	16.2%	15.4%	14.3%	13.6%	13.6%	13.8%	13.9%	14.4%
% Growth			6.5%	23.2%	-5.0%	10.1%	2.5%	4.6%	3.8%	5.3%	5.7%	8.0%

TOTAL BioPharma G&A (Pos-Adj)		29.7	31.7	33.1	48.0	54.9	62.1	69.0	73.0	77.3	80.8	84.6
% Margin		4.7%	4.7%	4.4%	4.3%	4.3%	4.4%	4.4%	4.5%	4.6%	4.6%	4.6%
% Growth			7.0%	4.3%	45.0%	14.3%	13.1%	11.1%	5.9%	5.8%	4.5%	4.7%

Other Operating Expenses		6.1	12.9	13.3	8.5	0.2	0.2	0.2	0.2	0.2	0.2	0.2

Biopharma Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

TOTAL BioPharma OPERATING EXPENSES		448.6	483.0	535.6	543.4	587.7	616.4	683.8	719.9	744.6	776.6	815.9

TOTAL BioPharma EXPENSES		601.1	664.9	724.0	803.2	906.6	978.8	1,073.9	1,118.8	1,164.9	1,215.5	1,274.8

BioPharma OPERATING INCOME (LOSS)		27.0	14.3	36.0	306.1	379.1	442.7	483.5	505.6	522.4	549.1	562.4
% Margin		4.3%	2.1%	4.7%	27.6%	29.5%	31.1%	31.0%	31.1%	31.0%	31.1%	30.6%
% Growth			-46.9%	150.7%	751.0%	23.8%	16.8%	9.2%	4.6%	3.3%	5.1%	2.4%

Vaccines Segment P&L

Revised Forecast

Vaccines

PROJECT HERON P&L

$MM

	POS	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
REVENUE (Pos-Adj.)
Egg Flu	100%	0.0	546.5	589.7	656.8	594.3	614.0	598.3	476.9	394.0	256.4	80.1
WW Flu Cell Culture	30% US / 75% EU	0.0	0.0	0.0	0.0	92.7	125.5	150.3	209.8	253.4	326.6	397.0
Men B NZ	100%	20.2	3.0	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4
Men B EU	25%	0.0	0.0	0.0	0.0	31.9	100.4	8.1	6.6	5.7	4.9	4.2
Men B US	25%	0.0	0.0	0.0	0.0	169.6	276.0	32.9	34.3	19.3	16.6	14.3
Men ABCYW	15%	0.0	0.0	0.0	0.0	0.0	0.0	477.9	483.7	283.6	248.4	215.2
Men ABCYW-HIB	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
HCV Therapeutic	11%	0.0	0.0	0.0	0.0	0.0	0.0	0.0	54.2	60.5	63.6	66.6
HCV Prophylactic	19%	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.6	17.0	65.8	62.5
Other Products		830.1	356.4	390.1	415.3	429.8	442.1	416.6	413.0	412.5	415.1	420.2
Net Product Sales		749.8	906.0	982.2	1,074.5	1,320.7	1,560.3	1,686.7	1,689.5	1,448.4	1,399.8	1,262.6

Collaborative Agreements		4.2	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Royalties		4.4	3.9	3.4	2.9	1.4	1.4	1.0	0.0	0.0	0.0	0.0
Other Revenue		12.4	12.1	13.1	14.1	13.9	16.4	20.8	20.8	25.8	25.8	30.2
Other Revenues		23.9	15.9	17.5	17.0	15.2	17.7	21.8	20.8	25.8	25.8	30.2

TOTAL VACCINES REVENUE (Pos-Adj)		773.7	921.9	999.7	1,091.5	1,335.9	1,578.1	1,708.4	1,710.2	1,474.1	1,425.6	1,292.7
% Growth			19.2%	8.4%	9.2%	22.4%	18.1%	8.3%	0.1%	-13.8%	-3.3%	-9.3%

TOTAL VACCINES COGS (Pos-Adj)		389.8	443.5	452.0	475.0	545.9	575.9	599.5	611.3	594.0	598.2	459.3
% Margin		50.4%	48.1%	45.2%	43.5%	40.9%	36.5%	35.1%	35.7%	40.3%	42.0%	35.5%
% Growth			13.8%	1.9%	5.1%	14.9%	5.5%	4.1%	2.0%	-2.8%	0.7%	-23.2%

TOTAL VACCINES GROSS PROFIT (Pos-Adj.)		383.9	478.4	547.7	616.5	790.0	1,002.2	1,108.9	1,098.9	880.1	827.4	833.5
% Margin		49.6%	51.9%	54.8%	56.5%	59.1%	63.5%	64.9%	64.3%	59.7%	58.0%	64.5%
TOTAL VACCINES Research & Development (Pos-Adj)		141.6	150.1	151.5	159.0	169.0	170.2	165.0	167.3	150.8	147.1	136.3
R&D as% of Total Revenue		18.3%	16.3%	15.2%	14.6%	12.6%	10.8%	9.7%	9.8%	10.2%	10.3%	10.5%
% Growth			6.0%	0.9%	5.0%	6.2%	0.7%	-3.1%	1.4%	-9.9%	-2.5%	-7.3%

TOTAL VACCINES S&M (Pos-Adj)		111.7	110.9	114.9	133.1	159.8	182.7	206.5	197.8	169.6	163.9	147.8
S&M as% of Product Sales		14.9%	12.2%	11.7%	12.4%	12.1%	11.7%	12.2%	11.7%	11.7%	11.7%	11.7%
% Growth			-0.7%	3.6%	15.8%	20.1%	14.4%	13.0%	-4.2%	-14.3%	-3.4%	-9.8%

TOTAL VACCINES G&A (Pos-Adj)		53.9	57.3	62.4	68.4	83.7	94.7	108.0	111.5	95.6	90.9	82.9
G&A as% Total Revenue		7.0%	6.2%	6.2%	6.3%	6.3%	6.0%	6.3%	6.5%	6.5%	6.4%	6.4%
% Growth			6.3%	8.9%	9.5%	22.4%	13.2%	14.1%	3.2%	-14.2%	-4.9%	-8.8%

Other Operating Expenses		1.8	0.2	0.2	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0

Vaccines Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

TOTAL VACCINES OPERATING EXPENSES		309.0	318.6	329.0	360.6	412.5	447.7	479.5	476.6	416.0	401.9	367.0

TOTAL VACCINES EXPENSES		698.8	762.1	781.0	835.6	958.4	1,023.5	1,079.0	1,087.9	1,010.0	1,000.1	826.3

VACCINES OPERATING INCOME (LOSS)		74.9	159.8	218.7	255.9	377.5	554.6	629.4	622.3	464.1	425.5	466.4
% Margin		9.7%	17.3%	21.9%	23.4%	28.3%	35.1%	36.8%	36.4%	31.5%	29.8%	36.1%
% Growth			113.2%	36.8%	17.0%	47.5%	46.9%	13.5%	-1.1%	-25.4%	-8.3%	9.6%

Blood Testing Segment P&L

Revised Forecast

BLOOD TESTING PROJECT HERON P&L $MM	POS	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015

REVENUE (Pos-Adj.)
NAT
Current Products
Duplex	100%	183.8	89.2	23.9	25.6	25.6	23.1	20.6	18.2	15.7	13.2	10.8
dHBV	100%	2.0	1.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ultrio	100%	49.6	229.0	353.5	380.7	383.4	353.8	318.4	271.8	231.1	190.9	151.5
WNV	100%	39.3	43.3	57.6	57.6	57.6	53.7	48.0	42.2	36.5	30.8	25.1
Total Current Products Revenue		274.6	362.8	435.0	463.9	466.5	430.6	386.9	332.2	283.4	234.9	187.3

New Products
Blood Type Conversion	35%	0.0	0.0	0.0	12.7	33.2	61.9	85.7	99.4	111.9	116.1	117.3
Bacterial Detection	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Parvo	75%	0.0	0.0	0.3	3.0	13.2	11.8	10.5	9.1	7.7	6.4	5.1
Prion	50%	0.0	0.0	37.7	68.8	74.1	83.7	90.5	89.4	90.6	90.6	90.6
Next Generation NAT	100%	0.0	0.0	0.0	0.0	74.1	153.2	253.2	308.8	381.9	465.0	548.1
Total New Products Revenue		0.0	0.0	38.0	84.5	194.6	310.6	439.9	506.6	592.1	678.1	761.0

Total Instrument & Service Revenue		13.2	28.2	16.3	19.7	13.8	9.4	8.3	7.7	6.8	6.0	4.5

Other Plasma Sales		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total NAT Product Revenue		287.8	391.0	489.3	568.1	674.9	750.6	835.1	846.5	882.3	919.0	952.9

Plasma Royalties (Homebrew)		11.3	11.0	11.0	18.8	8.3	6.6	6.0	6.0	6.0	6.0	6.0

Whole Blood and Plasma Royalties (Roche)		61.6	54.4	50.2	46.0	56.8	18.8	18.8	18.9	18.9	19.0	19.1

Total NAT Royalty Revenue		72.9	65.4	61.1	64.8	65.1	25.4	24.8	24.9	24.9	25.0	25.1

Grants for R&D (Other)		1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0

TOTAL NAT REVENUE		361.7	457.4	551.5	634.0	741.0	777.0	860.9	872.4	908.2	945.0	979.0
% Growth			26.5%	20.6%	15.0%	16.9%	4.9%	10.8%	1.3%	4.1%	4.0%	3.6%

ORTHO JOINT BUSINESS
Product Sales		26.0	26.3	26.5	26.8	27.1	27.3	27.6	27.9	28.2	28.4	28.7
Hep Retro Amortization (Royalty)		5.0	5.0	5.0	5.0	5.0	2.5	0.0	0.0	0.0	0.0	0.0
Contract Revenues		10.0	10.1	10.2	10.3	10.4	10.5	10.6	10.7	10.8	10.9	11.0
Joint Business Profits		112.0	109.8	107.6	105.4	103.3	101.2	99.2	97.2	95.3	93.4	91.5
TOTAL ORTHO REVENUE		153.0	151.2	149.3	147.5	145.8	141.6	137.4	135.8	134.3	132.8	131.3

TOTAL BLOOD TESTING REVENUE		535.5	608.6	700.8	781.5	886.8	918.6	998.4	1,008.2	1,042.5	1,077.7	1,110.2
% Growth		9.4%	13.6%	15.2%	11.5%	13.5%	3.6%	8.7%	1.0%	3.4%	3.4%	3.0%

TOTAL BLOOD TESTING COGS		182.0	225.1	263.8	296.4	348.1	388.6	435.0	447.1	471.5	496.7	520.7
% Growth			23.7%	17.2%	12.4%	17.4%	11.6%	11.9%	2.8%	5.5%	5.3%	4.8%

TOTAL BLOOD TESTING GROSS PROFIT (Pos-Adj.)		353.5	383.5	437.1	485.1	538.7	530.0	563.4	561.1	571.0	581.1	589.5
% Margin		66.0%	63.0%	62.4%	62.1%	60.7%	57.7%	56.4%	55.7%	54.8%	53.9%	53.1%

TOTAL BLOOD TESTING R&D		31.5	32.1	44.6	38.2	40.3	53.7	57.5	58.2	59.9	61.9	62.7
% Margin		5.9%	5.3%	6.4%	4.9%	4.5%	5.8%	5.8%	5.8%	5.7%	5.7%	5.6%
% Growth			2.0%	39.0%	-14.4%	5.4%	33.2%	7.1%	1.2%	3.0%	3.2%	1.3%

TOTAL BLOOD TESTING S&M		41.9	45.2	48.7	55.3	62.6	66.1	68.8	70.5	74.9	79.2	83.4
% Margin		7.8%	7.4%	6.9%	7.1%	7.1%	7.2%	6.9%	7.0%	7.2%	7.3%	7.5%
% Growth			7.8%	7.7%	13.6%	13.3%	5.5%	4.1%	2.5%	6.2%	5.7%	5.3%

TOTAL BLOOD TESTING G&A		5.1	4.9	5.2	5.4	5.7	6.0	6.3	6.6	7.0	7.3	7.7
% Margin		0.9%	0.8%	0.7%	0.7%	0.6%	0.7%	0.6%	0.7%	0.7%	0.7%	0.7%
% Growth			-2.8%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%

Blood Testing Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

TOTAL OPERATING EXPENSES		78.5	82.2	98.5	98.9	108.6	125.8	132.6	135.3	141.8	148.4	153.7

TOTAL EXPENSES		260.5	307.3	362.2	395.4	456.8	514.4	567.6	582.4	613.3	645.0	674.5

BLOOD TESTING OPERATING INCOME (LOSS)		275.0	301.2	338.6	386.1	430.0	404.2	430.8	425.8	429.1	432.7	435.8
% Margin		51.3%	49.5%	48.3%	49.4%	48.5%	44.0%	43.1%	42.2%	41.2%	40.1%	39.2%
% Growth			9.5%	12.4%	14.1%	11.4%	-6.0%	6.6%	-1.2%	0.8%	0.8%	0.7%

Comparable Company Analysis

(in millions, except per share amounts)

	Stock Price	% Of	Equity	Enterprise	P/E				Long-Term	PEG
Company	5/13/2005	52-Wk-High	Value	Value	CY 2005E		CY 2006E		EPS Grw.	CY 2005E		CY 2006E
Biotech
Allergan Inc	$76.58	83.0%	$10,492	$9,967	24.0	x	20.8	x	17.8%	1.349	x	1.170	x
Biogen Idec Inc	38.90	55.6%	14,013	12,611	26.3		21.2		15.0%	1.759		1.420
Celgene Corp	37.00	90.5%	6,732	6,411	64.5		38.5		44.1%	1.462		0.873
Cephalon Inc	44.13	79.2%	2,599	3,077	15.5		13.5		21.2%	0.731		0.638
Elan Corp	7.28	23.9%	2,931	3,896	NM		NM		9.9%	NM		NM
Forest Laboratories	36.91	56.9%	13,205	10,979	15.7		14.3		15.3%	1.023		0.930
Genzyme Corp	64.47	99.0%	17,065	16,963	29.7		24.8		16.1%	1.846		1.542
Gilead Sciences Inc	38.80	96.8%	18,556	17,085	28.1		24.3		21.7%	1.294		1.116
Medimmune Inc	25.90	90.2%	6,484	5,106	67.4		53.8		25.0%	2.694		2.150
Millennium Pharmaceuticals	8.89	57.4%	2,753	2,370	NM		NM		18.9%	NM		NM
Serono	15.84	80.8%	9,683	9,301	17.8		15.5		15.2%	1.177		1.021

			Mean		32.1	x	25.2	x	20.0%	1.482	x	1.206	x
			Median		26.3		21.2		17.8%	1.349		1.116
			High		67.4		53.8		44.1%	2.694		2.150
			Low		15.5		13.5		9.9%	0.731		0.638

	Stock Price	% Of	Equity	Enterprise	P/E				Long-Term	PEG
Company	5/13/2005	52-Wk-High	Value	Value	CY 2005E		CY 2006E		EPS Grw.	CY 2005E		CY 2006E

Blood Testing
Beckman Coulter Inc	$66.88	91.2%	$4,377	$4,921	18.8	x	16.2	x	14.5%	1.300	x	1.118	x
Bio-Rad Laboratories Inc	52.12	87.0%	1,397	1,449	15.8		14.5		10.0%	1.580		1.448
Immucor Inc	32.07	93.0%	1,550	1,538	39.5		27.5		22.5%	1.757		1.224
Biosite Inc	57.58	89.8%	1,098	1,024	20.7		19.3		16.7%	1.240		1.158
Cytyc Corp	22.11	76.1%	2,618	2,761	23.2		18.5		19.3%	1.198		0.955
Dade Behring Holdings Inc	66.51	98.5%	3,146	3,528	28.6		24.5		17.2%	1.658		1.422
Digene Corp	23.67	57.9%	491	450	60.4		25.4		36.3%	1.668		0.699
Diagnostic Products Corp	44.22	78.3%	1,335	1,231	17.1		14.6		17.8%	0.963		0.822
Gen-Probe Inc	43.36	81.6%	2,302	2,091	36.0		28.8		22.6%	1.596		1.278
Tripath Imaging Inc	8.06	80.9%	316	296	64.5		29.6		33.3%	1.934		0.887
Ventana Medical System Inc	39.95	95.8%	1,598	1,538	53.0		39.1		28.5%	1.859		1.372
			Mean		34.3	x	23.4	x	21.7%	1.523	x	1.126	x
			Median		28.6		24.5		19.3%	1.596		1.158
			High		64.5		39.1		36.3%	1.934		1.448
			Low		15.8		14.5		10.0%	0.963		0.699

Note:  Calendarized P/E Multiples and Long-Term EPS Growth Rates are based on First Call estimates..

(in millions, except per share amounts)

	Stock Price	% Of	Equity	Enterprise	P/E				Long-Term	PEG
Company	5/13/2005	52-Wk-High	Value	Value	CY 2005E		CY 2006E		EPS Grw.	CY 2005E		CY 2006E

Vaccines
Acambis	$8.53	64.1%	$457	$365	NM		NM		NA	NA		NA
Berna Biotech AG	7.37	81.4%	277	206	NM		NM		3.0%	NM		NM
CSL Limited	24.37	88.6%	4,787	5,338	27.0		20.6		13.0%	2.080		1.584
ID Biomedical Corp	17.26	87.2%	776	720	NM		NM		NA	NA		NA
Nabi Biopharmaceuticals	11.21	65.3%	685	628	NM		NM		NA	NA		NA
			Mean		27.0	x	20.6	x	8.0%	2.080	x	1.584	x
			Median		27.0		20.6		8.0%	2.080		1.584
			High		27.0		20.6		13.0%	2.080		1.584
			Low		27.0		20.6		3.0%	2.080		1.584

	Stock Price	% Of	Equity	Enterprise	P/E				Long-Term	PEG
Company	5/13/2005	52-Wk-High	Value	Value	CY 2005E		CY 2006E		EPS Grw.	CY 2005E		CY 2006E
BioPharma & Bloodtesting
Johnson & Johnson	$67.10	95.9%	$224,680	$213,759	19.5		17.8		11.4%	1.718		1.567
Abbott Laboratories	48.76	97.6%	76,672	81,915	19.6		17.8		10.1%	1.935		1.758
Bayer AG	32.89	92.4%	24,021	30,246	11.9		11.6		7.0%	1.702		1.654
Roche Holdings	59.60	96.1%	104,147	103,168	24.6		20.7		14.3%	1.722		1.447
BioPharma & Vaccines
GlaxoSmithKline	$49.51	95.4%	$145,463	$149,627	16.9		15.7		7.5%	2.268		2.101
Medimmune Inc	25.90	90.2%	6,484	5,106	67.4		53.8		25.0%	2.694		2.150
Merck	33.46	68.6%	73,883	69,340	13.4		13.9		3.8%	3.564		3.691
Sanofi-Aventis	44.17	96.3%	125,193	140,811	15.4		13.7		10.3%	1.495		1.328
Wyeth	44.28	97.0%	59,700	63,143	15.8		14.7		7.8%	2.019		1.882
			Mean		22.7	x	20.0	x	10.8%	2.124	x	1.953	x
			Median		16.9		15.7		10.1%	1.935		1.758
			High		67.4		53.8		25.0%	3.564		3.691
			Low		11.9		11.6		3.8%	1.495		1.328

	Stock Price	% Of	Equity	Enterprise	P/E				Long-Term	PEG
Company	5/13/2005	52-Wk-High	Value	Value	CY 2005E		CY 2006E		EPS Grw.	CY 2005E		CY 2006E
Large Cap Biotech
Amgen Inc	$62.12	95.2%	$80,173	$78,336	21.6	x	18.8	x	17.1%	1.265	x	1.105	x
Biogen Idec Inc	38.90	55.6%	14,013	12,611	26.3		21.2		15.0%	1.759		1.420
Celgene Corp	37.00	90.5%	6,732	6,411	64.5		38.5		44.1%	1.462		0.873
Genentech Inc	72.70	96.3%	80,590	78,341	64.3		46.1		30.6%	2.104		1.506
Genzyme Corp	64.47	99.0%	17,065	16,963	29.7		24.8		16.1%	1.846		1.542
Gilead Sciences Inc	38.80	96.8%	18,556	17,085	28.1		24.3		21.7%	1.294		1.116
Medimmune Inc	25.90	90.2%	6,484	5,106	67.4		53.8		25.0%	2.694		2.150

			Mean		43.1	x	32.5	x	24.2%	1.775	x	1.387	x
			Median		29.7		24.8		21.7%	1.759		1.420
			High		67.4		53.8		44.1%	2.694		2.150
			Low		21.6		18.8		15.0%	1.265		0.873

Note: Calendarized P/E Multiples and Long-Term EPS Growth Rates are based on First Call estimates.

Select Biotechnology Precedent Acquisitions

Biotechnology Precedent Transactions

			Offer	Transaction Value		% Premium from			Aggregate Value / Revenue						Implied P/E
Date Ann.	Acquiror	Target	Price Per Share	Equity	Aggregate	1 Day Prior	1 Month Prior	3 Month Prior	LTM		1-yr. Fwd.		2-yr. Fwd.		1-yr. Fwd.		2-yr. Fwd.
5/2/2005	GlaxoSmithKline	Corixa Corp	$4.40	$300	$333	47.7%	37.5%	17.6%	13.3	x	9.9	x	8.8	x	N.M.		N.M.
4/21/2005	Shire Pharmaceuticals	Transkaryotic Therapies	37.00	1,570	1,509	13.4%	54.5%	43.8%	19.3	x	15.8	x	14.1	x	N.M.		N.M.
4/19/2005	Jazz Pharmaceuticals	Orphan Medical	10.75	125	112	25.7%	8.8%	26.3%	4.7	x	3.3	x	2.5	x	N.M.		44.8	x
6/14/2004	QLT	Atrix	38.50	787	683	27.2%	27.9%	38.8%	13.6	x	10.0	x	7.3	x	60.0	x	26.8
5/18/2004	UCB	Celltech	19.44	2,687	2,413	27.9%	20.2%	20.1%	3.9	x	NA		NA		N.M.		N.M.
3/29/2004	Amgen	Tularik	25.00	1,457	1,285	47.1%	35.9%	47.1%	41.9	x	37.7	x	33.4	x	N.M.		N.M.
2/26/2004	Genzyme Corp.	Ilex Oncology	26.00	1,050	889	22.0%	9.0%	26.3%	25.6	x	23.8	x	12.8	x	N.M.		N.M.
12/21/2003	Pfizer	Esperion	35.00	1,281	1,198	54.2%	57.6%	70.6%	N.M.		NA		NA		N.M.		N.M.
8/4/2003	Genzyme	Sangstat	22.50	611	532	45.4%	59.0%	86.1%	4.2	x	NA		NA		N.M.		N.M.
5/19/2003	Chiron	PowderJect	9.00	878	789	6.5%	32.5%	40.1%	3.0	x	3.0	x	2.6	x	21.4	x	15.4	x
2/10/2003	Johnson & Johnson	Scios	45.00	2,351	2,356	6.6%	25.4%	52.5%	30.5	x	12.1	x	8.7	x	N.M.		N.M.
12/17/2001	Amgen	Immunex	29.15	16,677	15,660	13.8%	12.0%	70.6%	16.3	x	12.5	x	8.5	x	N.M.		N.M.
12/6/2001	Millennium	COR Therapeutics	35.00	2,102	2,069	77.3%	64.0%	29.0%	16.5	x	10.7	x	9.2	x	N.M.		48.6	x
12/3/2001	MedImmune	Aviron	47.41	1,607	1,392	28.0%	47.9%	95.1%	41.2	x	93.3	x	11.5	x	N.M.		N.M.
3/27/2001	Johnson & Johnson	Alza	41.83	12,004	11,000	8.0%	1.4%	(3.0)%	11.1	x	5.7	x	8.1	x	42.3	x	34.0	x
12/11/2000	Shire	BioChem Pharma	37.00	4,004	3,732	39.6%	52.1%	89.6%	17.2	x	16.9	x	18.3	x	N.M.		N.M.
9/11/2000	Elan	Dura	35.00	1,757	1,820	22.3%	49.3%	155.7%	5.5	x	5.7	x	5.7	x	53.0	x	47.9	x
9/11/2000	Genzyme General	GelTex	47.50	1,050	938	27.1%	33.8%	122.2%	N.M.		N.M.		N.M.		N.M.		N.M.
8/14/2000	Chiron	Pathogenesis	38.50	697	660	17.6%	38.7%	96.8%	8.7	x	7.7	x	6.3	x	N.M.		60.2	x
3/6/2000	Elan	Liposome Comp.	15.28	742	679	6.3%	20.4%	42.1%	7.6	x	6.8	x	6.5	x	50.2	x	46.9	x
					Mean:	28.2%	34.4%	58.4%	15.8	x	17.2	x	10.3	x	45.4	x	40.6	x
					Median:	26.4%	34.8%	45.4%	13.4	x	10.4	x	8.6	x	50.2	x	45.9	x

Notes:

Premiums calculated as of announcement date

Weighted Average Cost of Capital

($MM)

	Stock
	Price	FD Capitalization (1)				Beta (2)				Cost of (4)		Current
Company	5/13/05	Equity	Equity %	Debt	Debt %	Equity		Asset (3)		Equity	Asset	WACC (3,4,5)

Heron	$35.44	$6,699	85.8%	$1,105	14.2%	1.247		1.126		13.4%	12.5%	12.0%

BioTech
Allergan Inc	$76.58	$10,492	94.8%	$577	5.2%	0.812		0.784		10.2%	10.0%	9.9%
Biogen Idec Inc	38.90	14,013	94.9%	752	5.1%	2.046		1.977		19.1%	18.6%	18.4%
Celgene Corp	37.00	6,732	94.4%	400	5.6%	1.497		1.441		15.2%	14.8%	14.5%
Cephalon Inc	44.13	2,599	66.9%	1,288	33.1%	1.278		0.967		13.6%	11.4%	10.4%
Elan Corp Plc -Adr	7.28	2,931	54.8%	2,417	45.2%	2.432		1.583		21.9%	15.8%	13.8%
Forest Laboratories -Cl A	36.91	13,205	100.0%	0	0.0%	1.303		1.303		13.8%	13.8%	13.8%
Genzyme Corp	64.47	17,065	94.8%	941	5.2%	1.161		1.121		12.8%	12.5%	12.3%
Gilead Sciences Inc	38.80	18,556	100.0%	0	0.0%	1.233		1.233		13.3%	13.3%	13.3%
Medimmune Inc	25.90	6,484	92.8%	506	7.2%	1.205		1.147		13.1%	12.7%	12.4%
Millennium Pharmaceuticals	8.89	2,753	93.4%	193	6.6%	1.952		1.867		18.4%	17.8%	17.5%
Serono S A -Adr	15.84	9,683	93.5%	675	6.5%	1.079		1.032		12.2%	11.8%	11.6%
Median			94.4%		5.6%	1.278		1.233		13.6%	13.3%	13.3%
Mean			89.1%		10.9%	1.454		1.314		14.9%	13.9%	13.4%
BioPharma & Blood Testing
Johnson & Johnson	$67.10	$224,680	98.8%	$2,777	1.2%	0.612		0.607		8.8%	8.8%	8.7%
Abbott Laboratories	48.76	76,672	91.4%	7,176	8.6%	0.608		0.573		8.8%	8.5%	8.4%
Bayer Ag -Adr	32.89	24,021	64.5%	13,214	35.5%	0.844		0.622		10.5%	8.9%	8.1%
Roche Holdings Ltd -Adr	59.60	104,147	90.3%	11,226	9.7%	0.686		0.641		9.3%	9.0%	8.8%
Median			90.9%		9.1%	0.649		0.614		9.1%	8.8%	8.5%
Mean			86.3%		13.7%	0.688		0.611		9.3%	8.8%	8.5%
BioPharma & Vaccines
Glaxosmithkline Plc -Adr	$49.51	$145,463	91.9%	$12,758	8.1%	0.575		0.544		8.5%	8.3%	8.2%
Medimmune Inc	25.90	6,484	92.8%	506	7.2%	1.205		1.147		13.1%	12.7%	12.4%
Merck & Co	33.46	73,883	91.0%	7,270	9.0%	0.998		0.938		11.6%	11.1%	10.9%
Sanofi-Aventis -Adr	44.17	125,193	85.2%	21,783	14.8%	0.640		0.575		9.0%	8.5%	8.2%
Wyeth	44.28	59,700	87.3%	8,685	12.7%	0.809		0.739		10.2%	9.7%	9.4%
Median			91.0%		9.0%	0.809		0.739		10.2%	9.7%	9.4%
Mean			89.6%		10.4%	0.845		0.789		10.5%	10.1%	9.8%
Large Cap Biotech
Amgen Inc	$62.12	$80,173	97.3%	$2,198	2.7%	1.071		1.052		12.1%	12.0%	11.9%
Biogen Idec Inc	38.90	14,013	94.9%	752	5.1%	2.046		1.977		19.1%	18.6%	18.4%
Celgene Corp	37.00	6,732	94.4%	400	5.6%	1.497		1.441		15.2%	14.8%	14.5%
Genentech Inc	72.70	80,590	99.4%	456	0.6%	1.627		1.621		16.1%	16.1%	16.0%
Genzyme Corp	64.47	17,065	94.8%	941	5.2%	1.161		1.121		12.8%	12.5%	12.3%
Gilead Sciences Inc	38.80	18,556	100.0%	0	0.0%	1.233		1.233		13.3%	13.3%	13.3%
Medimmune Inc	25.90	6,484	92.8%	506	7.2%	1.205		1.147		13.1%	12.7%	12.4%
Median			94.9%		5.1%	1.233		1.233		13.3%	13.3%	13.3%
Mean			96.2%		3.8%	1.406		1.370		14.5%	14.3%	14.1%
Overall Median			93.5%		6.5%	1.205	x	1.121	x	13.1%	12.5%	12.3%
Overall Mean			90.6%		9.4%	1.215	x	1.127	x	13.1%	12.5%	12.2%

	WACC Assuming Varying Levels
	of Debt/Total Cap (3,4,6)
Company	0.0%	10.0%	20.0%

Heron	12.5%	12.2%	11.9%

BioTech
Allergan Inc	10.0%	9.8%	9.6%
Biogen Idec Inc	18.6%	18.1%	17.6%
Celgene Corp	14.8%	14.4%	14.0%
Cephalon Inc	11.4%	11.1%	10.8%
Elan Corp Plc -Adr	15.8%	15.4%	15.0%
Forest Laboratories -Cl A	13.8%	13.4%	13.1%
Genzyme Corp	12.5%	12.1%	11.9%
Gilead Sciences Inc	13.3%	12.9%	12.6%
Medimmune Inc	12.7%	12.3%	12.0%
Millennium Pharmaceuticals	17.8%	17.3%	16.9%
Serono S A -Adr	11.8%	11.5%	11.3%
Median	13.3%	12.9%	12.6%
Mean	13.9%	13.5%	13.2%
BioPharma & Blood Testing
Johnson & Johnson	8.8%	8.6%	8.4%
Abbott Laboratories	8.5%	8.3%	8.2%
Bayer Ag -Adr	8.9%	8.7%	8.5%
Roche Holdings Ltd -Adr	9.0%	8.8%	8.7%
Median	8.8%	8.6%	8.5%
Mean	8.8%	8.6%	8.5%
BioPharma & Vaccines
Glaxosmithkline Plc -Adr	8.3%	8.1%	8.0%
Medimmune Inc	12.7%	12.3%	12.0%
Merck & Co	11.1%	10.9%	10.6%
Sanofi-Aventis -Adr	8.5%	8.4%	8.2%
Wyeth	9.7%	9.5%	9.3%
Median	9.7%	9.5%	9.3%
Mean	10.1%	9.8%	9.6%
Large Cap Biotech
Amgen Inc	12.0%	11.7%	11.4%
Biogen Idec Inc	18.6%	18.1%	17.6%
Celgene Corp	14.8%	14.4%	14.0%
Genentech Inc	16.1%	15.6%	15.2%
Genzyme Corp	12.5%	12.1%	11.9%
Gilead Sciences Inc	13.3%	12.9%	12.6%
Medimmune Inc	12.7%	12.3%	12.0%
Median	13.3%	12.9%	12.6%
Mean	14.3%	13.9%	13.5%
Overall Median	12.5%	12.1%	11.9%
Overall Mean	12.5%	12.2%	11.9%

(1)   Converts treated as debt.

(2)   Based on BARRA research dated April 15, 2005.

(3)   Based on marginal tax rate of 35%.

(4)   Based on a 20-Year Interpolated U.S. Treasury yield of 4.40% as of May 2, 2005, and equity market risk premium of 7.20%.  (Source:  Bloomberg and Ibbotson)

(5)   Based on 6.0% cost of debt.

(6)   Based on 6.0%, 6.3% and 6.5% estimated pre-tax cost of debt respectively.

Illustrative Valuation Matrix

($MM, except per share amounts)

Illustrative
	Premium		FD	Agg.	Equity Val.	Aggregate Value/
Price per	Current	30-Days	Equity	Trans.	Excluding	2006E Revenues				2006E Price/Earnings (4)
share (1)	Price (1)	Price	Value (2)	Value (3)	Neptune (5)	Street		Mgmt.		Street		Mgmt.
	$35.44	$35.72				$2,234		$2,291		$1.89		$1.76
$35.44	0.0%	(0.8)%	$6,699	$6,771	$3,888	3.0	x	3.0	x	18.7	x	20.1	x
38.98	10.0	9.1	7,398	7,471	4,306	3.3		3.3		20.6		22.1
42.53	20.0	19.1	8,098	8,171	4,725	3.7		3.6		22.5		24.2
46.07	30.0	29.0	8,820	8,892	5,165	4.0		3.9		24.4		26.2
49.62	40.0	38.9	9,553	9,625	5,617	4.3		4.2		26.2		28.2
53.16	50.0	48.8	10,301	10,374	6,084	4.6		4.5		28.1		30.2

(1)   Heron current stock price as of May 13, 2005 is $35.44.

(2)   Based on Heron primary shares of 187.5MM from 10-Q for the period ended March 31, 2005, and options schedule from 10-K for the period ended December 31, 2004.

(3)   Defined as Equity Value plus net debt (cash) of Heron, which was $72.7MM based on 10-Q for the period ended March 31, 2005. Includes marketable debt securities.

(4)   Heron estimates based upon First Call consensus and Revised Forecast.

(5)   Excludes 79.3MM primary shares held by Neptune.

Neptune Cost Basis And Return in Heron

Neptune’s Investment in Heron

Initial Investment:(1)
Shares Purchased	1.367
Price per Share	$20.00
Total Investment	$27.3

2nd Investment:(2)
Transaction 1:(3)
Shares Purchased	11.860
Price per Share	$117.00
Total Investment	$1,387.7

Transaction 2:(4)
Shares Issued to CIBA	6.600
Price per Share	$61.75
Total Investment	$407.6

Total Investment Value	$1,822.6

* Share count and price per share values for Neptune’s investments are not adjusted for 4:1 split.

Current Neptune Ownership Value

Neptune Shares in Heron (5)	79.320
Heron Share Price (6)	$35.44

Total Current Value	$2,811.1

[CHART]

(1)   Shares purchased on 11/14/1988 based on Heron 13D filing as of 12/23/1988.  Actual investment was for 1.0 million shares.  Calculation assumes remaining 367,372 shares purchased at same price

(2)   Assumes both transactions, as part of the 2nd investment, closed on 01/01/1995

(3)   Based on 8-K filing as of 11/20/1994

(4)   Based on 8-K filing as of 01/04/1995.  Share price represents Heron closing price on 01/04/1995

(5)   Based on Proxy as of 04/07/2005

(6)   Based on Heron closing share price as of 5/13/05

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